File Nos. 33-35779 and 811-06135

As filed with the Securities and Exchange Commission on April 26, 2012

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 32	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 34_	[X]

(Check appropriate box or boxes)

TEMPLETON INSTITUTIONAL FUNDS
(Exact Name of Registrant as Specified in Charter)

300 S.E. 2nd Street, Fort Lauderdale, Florida 33301
(Address of Principal Executive Offices) (Zip Code)

(954) 527-7500
(Registrant's Telephone Number, Including Area Code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[X]	on May 1, 2012 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]	on (date) pursuant to paragraph (a)(1) of Rule 485
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Templeton Institutional Funds Prospectus

The prospectus explains Templeton Institutional Funds goal, investments and risks, as well as sales charges, fees and expenses.
May 1, 2012
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
		Primary Shares	Service Shares
Emerging Markets Series	TEEMX	—	—
Foreign Equity Series	—	TFEQX	TFESX
Foreign Smaller Companies Series	TFSCX	—	—
Global Equity Series	TGESX	—	—

PROSPECTUS
Templeton Institutional Funds

Contents

FUND SUMMARIES
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING	Emerging Markets Series Foreign Equity Series Foreign Smaller Companies Series Global Equity Series

FUND DETAILS
MORE INFORMATION ON INVESTMENT POLICIES, PRACTICES AND RISKS/FINANCIAL HIGHLIGHTS	Emerging Markets Series Foreign Equity Series Foreign Smaller Companies Series Global Equity Series Distributions and Taxes

YOUR ACCOUNT
INFORMATION ABOUT SALES CHARGES, QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES	Qualified Investors Buying Shares Investor Services Selling Shares Exchanging Shares Account Policies Questions

FOR MORE INFORMATION
WHERE TO LEARN MORE ABOUT THE FUND	Back Cover

FUND SUMMARIES

Emerging Markets Series

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	1.10%
Other expenses	0.18%
Acquired fund fees and expenses[2]	0.01%
Total annual Fund operating expenses[1]	1.29%
Fee waiver and/or expense reimbursement1, [3]	-0.04%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	1.25%

1. Restated to reflect a decrease in management fees effective May 1, 2011.

2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

3. The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding the acquired fund fees and expenses) do not exceed 1.24% (other than certain non-routine expenses) until April 30, 2013. In addition, the investment manager has contractually agreed in advance to reduce its fee as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for at least the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the term set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by the investment manager and/or administrator for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 127	$ 405	$ 704	$ 1,553

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9.48% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by “emerging market companies," as defined below. Emerging market countries include those considered to be emerging or developing by the World Bank, the International Finance Corporation, the United Nations, or the countries’ authorities, or countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. The Fund predominately invests in equity securities, primarily common and preferred stock. In addition to the Fund’s main investments, the Fund may invest a portion of its assets in the equity securities of issuers in developed market countries and may invest a portion of its assets in illiquid securities.

The Fund also invests in depositary receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

The Fund may invest a substantial portion of its assets in smaller and midsize companies. From time to time, based on economic conditions, the Fund may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software and electronics) or financial institutions.

Emerging market companies are (i) companies whose principal securities trading markets are in emerging market countries; or (ii) companies that derive 50% or more of their total revenue or profit from either goods or services produced or sales made in emerging market countries; or (iii) companies that have 50% or more of their assets in emerging market countries; or (iv) companies that are linked to currencies of emerging market countries; or (v) companies that are organized under the laws of, or with principal offices in, emerging market countries.

When choosing equity investments for the Fund, the investment manager applies a fundamental research, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The investment manager also considers a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Emerging Market Countries   The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Focus   To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Liquidity   From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a debt security. Market prices for such securities may be volatile.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempletoninstitutional.com or by calling (800) 321-8563.

The additional index in the table below shows how the Fund's performance compares to a group of securities that aligns more closely with the Fund's investment strategies.

ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	32.60%
Worst Quarter:	Q4'08	-30.22%
As of March 31, 2012, the Fund's year-to-date return was 12.12%.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Emerging Markets Series
Return Before Taxes	-12.02%	1.58%	13.49%
Return After Taxes on Distributions	-15.46%	-0.42%	12.00%
Return After Taxes on Distributions and Sale of Fund Shares	-1.09%	1.68%	12.33%
S&P/IFCI Composite Index (index reflects no deduction for fees, expenses or taxes)	-19.03%	2.79%	15.02%
MSCI Emerging Markets Index (index reflects no deduction for fees, expenses or taxes)	-18.17%	2.70%	14.20%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

Templeton Asset Management Ltd. (Asset Management)

Portfolio Managers

MARK MOBIUS, PH.D.   Executive Chairman of Templeton Emerging Markets Group, Portfolio Manager of Asset Management and portfolio manager of the Fund since inception (1993).

TOM WU   Director of Asset Management and portfolio manager of the Fund since inception (1993).

DENNIS LIM   Co-Chief Executive Officer and Director of Asset Management and portfolio manager of the Fund since 1994.

ALLAN LAM   Portfolio Manager of Asset Management and portfolio manager of the Fund since November 2011.

Purchase and Sale of Fund Shares

You may purchase shares of the Fund on any business day by mail (Franklin Templeton Institutional Services, P.O. Box 33030, St. Petersburg, FL 33733-8030). You may redeem shares of the Fund on any business day by mail at the address listed above, or by telephone at (800) 321-8563. The minimum initial purchase varies depending on the type of investor and could be up to $1,000,000. More information about eligibility to invest in the Fund and the applicable minimum requirements is under "Your Account" in the detail section of the Fund's Prospectus.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Foreign Equity Series

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
	Primary Shares	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Primary Shares	Service Shares
Management fees	0.67%	0.67%
Other expenses[1]	0.12%	0.27%
Acquired fund fees and expenses[2]	0.01%	0.01%
Total annual Fund operating expenses[2]	0.80%	0.95%

1. Other expenses for Service Shares include payments of up to 0.15% for sub-transfer agency services.

2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Primary Shares	$ 82	$ 255	$ 444	$ 990
Service Shares	$ 97	$ 303	$ 525	$ 1,166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9.91% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities. The Fund also invests in depositary receipts and companies located in emerging markets countries. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

The equity securities in which the Fund primarily invests are common stock. From time to time, based on economic conditions, the Fund may have significant investments in one or more countries or in particular sectors.

When choosing equity investments for the Fund, the investment manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The investment manager also considers a company’s price/earnings ratio, profit margins and liquidation value.

In selecting securities for the Fund, the investment manager attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Focus   To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Primary Shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempletoninstitutional.com or by calling (800) 321-8563.

The additional index in the table below shows how the Fund's performance compares to an additional leading developed markets index.

PRIMARY SHARES ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	25.68%
Worst Quarter:	Q3'11	-20.93%
As of March 31, 2012, the Fund's year-to-date return was 9.74%.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2011
	1 Year	5 Years	10 Years
Foreign Equity Series - Primary Shares
Return Before Taxes	-10.90%	-2.73%	6.52%
Return After Taxes on Distributions	-11.19%	-3.43%	5.94%
Return After Taxes on Distributions and Sale of Fund Shares	-5.93%	-2.09%	5.90%
Foreign Equity Series - Service Shares	-11.06%	-2.88%	-0.40%[1]
MSCI All Country World ex-US Index (index reflects no deduction for fees, expenses or taxes)	-13.33%	-2.48%	6.76%
MSCI EAFE Index (index reflects no deduction for fees, expenses or taxes)	-11.73%	-4.26%	5.12%

1. Since inception September 18, 2006.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Primary Shares and after-tax returns for other classes will vary.

Investment Manager

Templeton Investment Counsel, LLC (Investment Counsel)

Portfolio Managers

GARY P. MOTYL, CFA   President of Investment Counsel and portfolio manager of the Fund since 1996.

PETER A. NORI, CFA   Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel and portfolio manager of the Fund since 1999.

ANTONIO T. DOCAL, CFA   Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel and portfolio manager of the Fund since 2003.

CINDY L. SWEETING, CFA   Executive Vice President/Director of Institutional Portfolio Management of Investment Counsel and portfolio manager of the Fund since 2001.

Purchase and Sale of Fund Shares

You may purchase shares of the Fund on any business day by mail (Franklin Templeton Institutional Services, P.O. Box 33030, St. Petersburg, FL 33733-8030). You may redeem shares of the Fund on any business day by mail at the address listed above, or by telephone at (800) 321-8563. The minimum initial purchase varies depending on the type of investor and could be up to $1,000,000. More information about eligibility to invest in the Fund and the applicable minimum requirements is under "Your Account" in the detail section of the Fund's Prospectus.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Foreign Smaller Companies Series

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%
Other expenses	0.27%
Total annual Fund operating expenses	1.02%
Fee waiver and/or expense reimbursement[1]	-0.07%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.95%

1. The investment manager and/or administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding acquired fund fees and expenses) do not exceed 0.95% (other than certain non-routine expenses) until April 30, 2013. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by the investment manager and/or administrator for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 97	$ 318	$ 556	$ 1,241

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10.44% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets. For purposes of this 80% policy, smaller companies are defined as those with market capitalizations that do not exceed $4 billion. However, the investment manager employs a strategy of investing in securities of companies with a market capitalization of not more than $2 billion at the time of initial purchase. For purposes of the Fund's 80% policy, once a security qualifies for initial purchase, it continues to qualify for additional purchases as long as it is held by the Fund, provided that the issuer's market capitalization does not exceed $4 billion. The result may be that the Fund could hold a significant percentage of its net assets in securities of companies that have market capitalizations in excess of $2 billion. The Fund predominately invests in equity securities, primarily common stock.

The Fund also invests in depositary receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

The Fund may also invest a portion of its assets in the equity securities of larger foreign companies. The Fund may invest more than 25% of its assets in the securities of issuers located in any one country.

When choosing equity investments for the Fund, the investment manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The investment manager also considers a company’s price/earnings ratio, profit margins and liquidation value.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Smaller Companies   Securities issued by smaller companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Liquidity   From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a debt security. Market prices for such securities may be volatile.

Focus   To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempletoninstitutional.com or by calling (800) 321-8563.

ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	36.82%
Worst Quarter:	Q4'08	-27.19%
As of March 31, 2012, the Fund's year-to-date return was 14.83%.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2011
	1 Year	5 Years	Since Inception 10/21/2002
Foreign Smaller Companies Series
Return Before Taxes	-11.30%	1.88%	12.44%
Return After Taxes on Distributions	-11.47%	0.61%	11.31%
Return After Taxes on Distributions and Sale of Fund Shares	-6.78%	1.49%	10.95%
MSCI All Country World ex-US Small Cap Index (index reflects no deduction for fees, expenses or taxes)	-18.21%	-1.38%	13.12%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

Templeton Investment Counsel, LLC (Investment Counsel)

Portfolio Managers

HARLAN HODES   Executive Vice President/Portfolio Manager-Research Analyst and portfolio manager of the Fund since 2007.

CINDY L. SWEETING, CFA   Executive Vice President/Director of Institutional Portfolio Management of Investment Counsel and portfolio manager of the Fund since inception (2002).

Purchase and Sale of Fund Shares

You may purchase shares of the Fund on any business day by mail (Franklin Templeton Institutional Services, P.O. Box 33030, St. Petersburg, FL 33733-8030). You may redeem shares of the Fund on any business day by mail at the address listed above, or by telephone at (800) 321-8563. The minimum initial purchase varies depending on the type of investor and could be up to $1,000,000. More information about eligibility to invest in the Fund and the applicable minimum requirements is under "Your Account" in the detail section of the Fund's Prospectus.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Global Equity Series

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%
Other expenses	0.25%
Total annual Fund operating expenses	0.95%
Fee waiver and/or expense reimbursement[1]	-0.14%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.81%

1. The investment manager and/or administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding acquired fund fees and expenses) do not exceed 0.81% (other than certain non-routine expenses) until April 30, 2013. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by the investment manager and/or administrator for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 83	$ 289	$ 512	$ 1,154

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18.64% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in the equity securities of companies located anywhere in the world, including emerging markets. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. The equity securities in which the Fund primarily invests are common stock. Under normal market conditions, the Fund will invest at least 40% of its net assets in foreign securities.

The Fund also invests in depositary receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

The Fund may invest a substantial portion of its assets in smaller and midsize companies. From time to time, based on economic conditions, the Fund may have significant investments in one or more countries or in particular sectors such as financial institutions or industrial companies.

When choosing equity investments for the Fund, the investment manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The investment manager also considers a company’s price/earnings ratio, profit margins and liquidation value.

In selecting securities for the Fund, the investment manager attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Focus   To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempletoninstitutional.com or by calling (800) 321-8563.

ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	19.52%
Worst Quarter:	Q3'11	-17.07%
As of March 31, 2012, the Fund's year-to-date return was 13.03%.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2011
	1 Year	Since Inception 3/31/2008
Global Equity Series
Return Before Taxes	-6.10%	-4.18%
Return After Taxes on Distributions	-6.20%	-4.26%
Return After Taxes on Distributions and Sale of Fund Shares	-3.62%	-3.40%
MSCI All Country World Index (index reflects no deduction for fees, expenses or taxes)	-6.86%	-2.68%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

Templeton Investment Counsel, LLC (Investment Counsel)

Portfolio Managers

NEIL DEVLIN   Executive Vice President/Portfolio Manger - Research Analyst of Investment Counsel and portfolio manager of the Fund since inception (2008).

GARY P. MOTYL, CFA   President of Investment Counsel and portfolio manager of the Fund since inception (2008).

ANTONIO T. DOCAL, CFA   Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel and portfolio manager of the Fund since inception (2008).

PETER A. NORI, CFA   Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel and portfolio manager of the Fund since inception (2008).

Purchase and Sale of Fund Shares

You may purchase shares of the Fund on any business day by mail (Franklin Templeton Institutional Services, P.O. Box 33030, St. Petersburg, FL 33733-8030). You may redeem shares of the Fund on any business day by mail at the address listed above, or by telephone at (800) 321-8563. The minimum initial purchase varies depending on the type of investor and could be up to $1,000,000. More information about eligibility to invest in the Fund and the applicable minimum requirements is under "Your Account" in the detail section of the Fund's Prospectus.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

FUND DETAILS

Emerging Markets Series

Investment Goal

The Fund's investment goal is long-term capital growth.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by "emerging market companies," as defined below. Shareholders will be given at least 60 days' advance notice of any change to the 80% policy.

Emerging market countries include those considered to be emerging or developing by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities, or countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. Developing market countries are described more fully in the Fund's Statement of Additional Information (SAI).

The Fund invests primarily in the equity securities of emerging market companies. For purposes of the Fund's investments, emerging market companies are those:

  whose principal securities trading markets are in emerging market countries; or
  that derive 50% or more of their total revenue or profit from either goods or services produced or sales made in emerging or developing market countries; or
  that have at least 50% of their assets in emerging market countries; or
  that are linked to currencies of emerging market countries; or
  that are organized under the laws of, or with principal offices in, emerging market countries.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks, convertible securities and related depositary receipts are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances. The Fund may invest in convertible securities without regard to the ratings assigned by rating services. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program.

The Fund may invest in equity securities of any size company, across the entire market capitalization spectrum. The Fund may invest a substantial portion of its assets in the securities of smaller and midsize companies. For this Fund, smaller companies are generally those with a market capitalization of less than $2 billion at the time of initial purchase. Midsize companies are generally those with a market capitalization between $2 billion and $5 billion. The Fund, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software and electronics) and financial institutions.

In addition to the Fund's main investments, the Fund may invest a portion of its assets in the equity securities of issuers in developed market countries and may invest a portion of its assets in illiquid securities.

When choosing equity investments for this Fund, the investment manager applies a fundamental research, value-oriented, long-term approach, focusing on the market price of a company's securities relative to the investment manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The investment manager also considers a company's profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company's corporate governance behavior as well as its position in its sector, the economic framework and political environment.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates.   Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments.   The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices.   Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information.   Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers.

Limited markets.   Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional.   Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity.

Emerging market countries.   The Fund's investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

  less social, political and economic stability;
  smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility;
  more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  less transparent and established taxation policies;
  less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property;
  less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;
  less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;
  less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;
  greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;
  higher rates of inflation and more rapid and extreme fluctuations in inflation rates;
  greater sensitivity to interest rate changes;
  increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;
  greater debt burdens relative to the size of the economy;
  more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and
  less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries.

Because of the above factors, the Fund's investments in emerging market countries are subject to greater price volatility and illiquidity than investments in developed markets.

The definition of emerging market countries or companies as used in this prospectus may differ from the definition of the same terms as used in other Franklin Templeton fund prospectuses.

Depositary receipts

Depositary receipts are subject to many of the risks of the underlying security. For some depositary receipts, the custodian or similar financial institution that holds the issuer's shares in a trust account is located in the issuer's home country. The Fund could be exposed to the credit risk of the custodian or financial institution, and in cases where the issuer’s home country does not have developed financial markets greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Smaller and Midsize Companies

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.

Value Style Investing

Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The investment manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or if they become sellers or favor investing in faster growing companies), value stocks may not increase in value as anticipated by the investment manager and may even decline in value.

Liquidity

Liquidity risk exists when the market for particular securities or types of securities are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events or overall market disruptions. Securities with reduced liquidity or that become illiquid involve greater risk than securities with more liquid markets. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

Management

The Fund is actively managed and could experience losses if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempletoninstitutional.com.

Management

Templeton Asset Management Ltd. (Asset Management), whose principal office is 7 Temasek Boulevard, Suntec Tower One, #38-03, Singapore 038987, is the Fund's investment manager. Asset Management has a branch office in Hong Kong. Together, Asset Management and its affiliates manage as of March 31, 2012, over $725 billion in assets, and have been in the investment management business since 1947.

The Fund is managed by a team of dedicated professionals focused on investments in developing or emerging markets. The portfolio managers of the team are as follows:

MARK MOBIUS, PH.D.   Executive Chairman of Templeton Emerging Markets Group and Portfolio Manager of Asset Management

Dr. Mobius has been the lead portfolio manager of the Fund since inception. Dr. Mobius has primary responsibility for the investments of the Fund. Dr. Mobius has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which Dr. Mobius may perform these functions, and the nature of these functions, may change from time to time. Dr. Mobius joined Franklin Templeton Investments in 1987.

TOM WU   Director of Asset Management

Mr. Wu has been a portfolio manager of the Fund since inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1987.

DENNIS LIM   Co-Chief Executive Officer and Director of Asset Management

Mr. Lim has been a portfolio manager of the Fund since 1994, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1990.

ALLAN LAM   Portfolio Manager of Asset Management

Mr. Lam has been a portfolio manager of the Fund since November 2011, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1987.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Asset Management a fee for managing the Fund's assets. For the fiscal year ended December 31, 2011, Asset Management agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. The management fees were 1.16%.

Asset Management and the Fund's administrator have agreed to waive or limit their respective fees and to assume as their own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, administration fees, and other expenses, but excluding the acquired fund fees and expenses) do not exceed 1.24% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until April 30, 2013.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Financial Highlights

The Financial Highlights present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

		Year Ended December 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 16.70	$ 14.41	$ 8.40	$ 21.23	$ 20.86
Income from investment operations:[a]
Net investment income[b]	0.27	0.15	0.20	0.28	0.50
Net realized and unrealized gains (losses)	-1.88	2.37	6.10	-11.43	5.31
Total from investment operations	-1.61	2.52	6.30	-11.15	5.81
Less distributions from:
Net investment income	-0.30	-0.23	-0.29	-0.50	-0.79
Net realized gains	-4.31	—	—[c]	-1.18	-4.65
Total distributions	-4.61	-0.23	-0.29	-1.68	-5.44
Redemption fees[d]	—	—	—	—[c]	—[c]
Net asset value, end of year	$ 10.48	$ 16.70	$ 14.41	$ 8.40	$ 21.23
Total return	-12.02%	17.55%	75.16%	-54.10%	30.10%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.34%	1.37%	1.45%	1.40%	1.41%
Expenses net of waiver and payments by affiliates	1.32%	1.37%	1.45%[e]	1.40%[e]	1.41%[e]
Net investment income	1.74%	1.05%	1.80%	1.79%	2.18%
Supplemental data
Net assets, end of year (000’s)	$ 272,364	$ 1,487,401	$ 1,748,722	$ 1,120,378	$ 3,184,512
Portfolio turnover rate	9.48%	23.97%	49.46%	77.61%	87.26%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Amount rounds to less than $0.01 per share.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Benefit of expense reduction rounds to less than 0.01%.

Foreign Equity Series

Investment Goal

The Fund's investment goal is long-term capital growth.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities. Shareholders will be given at least 60 days' advance notice of any change to the 80% policy.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks, convertible securities and related depositary receipts are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances. The Fund may invest in convertible securities without regard to the ratings assigned by rating services. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program.

The Fund invests predominantly in the equity securities of companies located outside the U.S, including companies located in emerging market countries. The Fund may invest in equity securities of any size company, across the entire market capitalization spectrum.

The Fund, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

When choosing equity investments for this Fund, the investment manager applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the investment manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The investment manager also considers a company's price/earnings ratio, profit margins and liquidation value.

In selecting securities for the Fund, the investment manager attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Value Style Investing

Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The investment manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or if they become sellers or favor investing in faster growing companies), value stocks may not increase in value as anticipated by the investment manager and may even decline in value.

Foreign Securities

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates.   Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments.   The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices.   Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information.   Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers.

Limited markets.   Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional.   Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity.

Developing Markets

The risks of foreign investments typically are greater in less developed countries, sometimes referred to as developing or emerging markets. For example, the political, social, market regulation and economic structures and institutions in these countries, including those supporting the regulatory and legal systems and financial markets, may be less established and more vulnerable to corruption and fraud, and may change rapidly. These countries are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Investments in less developed markets generally are subject to higher fees and expenses and exhibit greater price volatility and valuation challenges. They may be subject to greater risk of expropriation, nationalization, confiscatory or punitive taxation, and foreign investment and divestment restrictions. Restrictions on currency trading that may be imposed by developing market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries. Finally, such securities markets are smaller, relatively less liquid and may not be as efficient or established in terms of settlement, custody and securities registration.

Depositary receipts

Depositary receipts are subject to many of the risks of the underlying security. For some depositary receipts, the custodian or similar financial institution that holds the issuer's shares in a trust account is located in the issuer's home country. The Fund could be exposed to the credit risk of the custodian or financial institution, and in cases where the issuer’s home country does not have developed financial markets greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Management

The Fund is actively managed and could experience losses if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempletoninstitutional.com.

Management

Templeton Investment Counsel, LLC (Investment Counsel), 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, is the Fund's investment manager. Together, Investment Counsel and its affiliates manage as of March 31, 2012, over $725 billion in assets, and have been in the investment management business since 1947.

The Fund is managed by a team of dedicated professionals focused on investments in foreign markets. The portfolio managers of the team are as follows:

GARY P. MOTYL, CFA   President of Investment Counsel

Mr. Motyl has been the lead manager of the Fund since 1996. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1981.

The following individuals have secondary portfolio management responsibilities:

PETER A. NORI, CFA   Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel

Mr. Nori has been a portfolio manager of the Fund since 1999, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1987.

ANTONIO T. DOCAL, CFA   Executive Vice President/Portfolio Manager-Research Analyst of Investment Counsel

Mr. Docal has been a portfolio manager of the Fund since 2003, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2001.

CINDY L. SWEETING, CFA   Executive Vice President/Director of Institutional Portfolio Management of Investment Counsel

Ms. Sweeting has been a portfolio manager of the Fund since 2001, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1997.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Investment Counsel a fee for managing the Fund's assets. For the fiscal year ended December 31, 2011, Investment Counsel agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's net assets. The management fees were 0.67%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Financial Highlights

The Financial Highlights present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

PRIMARY SHARES		Year Ended December 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 20.06	$ 19.30	$ 14.82	$ 28.60	$ 26.67
Income from investment operations:[a]
Net investment income[b]	0.55	0.40	0.39	0.66	0.72
Net realized and unrealized gains (losses)	-2.74	0.89	4.59	-12.49	4.08
Total from investment operations	-2.19	1.29	4.98	-11.83	4.80
Less distributions from:
Net investment income	-0.53	-0.53	-0.50	-0.39	-1.16
Net realized gains	-0.30	—	—	-1.54	-1.71
Tax return of capital	—	—	—	-0.02	—
Total distributions	-0.83	-0.53	-0.50	-1.95	-2.87
Redemption fees[c]	—	—	—	—[d]	—[d]
Net asset value, end of year	$ 17.04	$ 20.06	$ 19.30	$ 14.82	$ 28.60
Total return	-10.90%	6.70%	33.63%	-42.15%	18.45%
Ratios to average net assets
Expenses	0.79%	0.80%[e]	0.80%[e]	0.80%[e]	0.78%[e]
Net investment income	2.77%	2.11%	2.34%	2.88%	2.46%
Supplemental data
Net assets, end of year (000’s)	$ 5,364,372	$ 6,399,090	$ 5,895,667	$ 4,687,747	$ 9,081,511
Portfolio turnover rate	9.91%	13.63%	10.33%	6.66%[f]	16.74%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Benefit of expense reduction rounds to less than 0.01%.

f. Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

SERVICE SHARES		Year Ended December 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 20.03	$ 19.28	$ 14.81	$ 28.58	$ 26.67
Income from investment operations:[a]
Net investment income[b]	0.52	0.37	0.33	0.65	0.36
Net realized and unrealized gains (losses)	-2.73	0.89	4.62	-12.55	4.42
Total from investment operations	-2.21	1.26	4.95	-11.90	4.78
Less distributions from:
Net investment income	-0.50	-0.51	-0.48	-0.31	-1.16
Net realized gains	-0.30	—	—	-1.54	-1.71
Tax return of capital	—	—	—	-0.02	—
Total distributions	-0.80	-0.51	-0.48	-1.87	-2.87
Redemption fees[c]	—	—	—	—[d]	—[d]
Net asset value, end of year	$ 17.02	$ 20.03	$ 19.28	$ 14.81	$ 28.58
Total return	-11.06%	6.59%	33.46%	-42.41%	18.37%
Ratios to average net assets
Expenses	0.94%	0.93%[e]	0.94%[e]	0.95%[e]	0.92%[e]
Net investment income	2.62%	1.98%	2.20%	2.73%	2.32%
Supplemental data
Net assets, end of year (000’s)	$ 61,202	$ 69,169	$ 64,869	$ 30,349	$ 173,247
Portfolio turnover rate	9.91%	13.63%	10.33%	6.66%[f]	16.74%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Benefit of expense reduction rounds to less than 0.01%.

f. Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

Foreign Smaller Companies Series

Investment Goal

The Fund's investment goal is long-term capital growth.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets. Shareholders will be given 60 days' advance notice of any change to this 80% policy. The Fund may also invest a portion of its assets in the equity securities of larger foreign companies. Under unusual circumstances and on a temporary basis, including times during which the Fund may experience large cash inflows, the Fund may invest in securities of issuers that would not be considered "smaller companies."

The Fund predominately invests in equity securities, primarily common stock.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks, convertible securities and related depositary receipts are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances. The Fund may invest in convertible securities without regard to the ratings assigned by ratings services. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program.

The Fund may invest more than 25% of its assets in the securities of issuers located in any one country.

Smaller Companies

The investment manager employs a strategy of investing in securities of companies with a market capitalization of not more than $2 billion at the time of initial purchase. For purposes of monitoring the Fund's compliance with the requirement that it invest mainly in the equity securities of smaller companies, smaller companies are defined as those with market capitalizations that do not exceed $4 billion.

The Fund will invest at least 80% of net assets in securities of companies with market capitalizations of not more than $4 billion. For purposes of the Fund's 80% policy, once a security qualifies for initial purchase, it continues to qualify for additional purchases as long as it is held by the Fund, provided that the issuer's market capitalization does not exceed $4 billion. The result may be that the Fund could hold a significant percentage of its net assets in securities of companies that have market capitalizations in excess of $2 billion.

In some emerging markets, the Fund may invest in companies that qualify as small cap but still are among the largest in that market.

When choosing equity investments for this Fund, the investment manager applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the investment manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The investment manager also considers a company's price/earnings ratio, profit margins and liquidation value.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. dollar and non-dollar securities such as government securities, bank obligations, high quality commercial paper and repurchase agreements. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Smaller Companies

While investments in smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, securities issued by smaller companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.

Foreign Securities

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates.   Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments.   The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices.   Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information.   Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers.

Limited markets.   Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional.   Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity.

Developing Markets

The risks of foreign investments typically are greater in less developed countries, sometimes referred to as developing or emerging markets. For example, the political, social, market regulation and economic structures and institutions in these countries, including those supporting the regulatory and legal systems and financial markets, may be less established and more vulnerable to corruption and fraud, and may change rapidly. These countries are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Investments in less developed markets generally are subject to higher fees and expenses and exhibit greater price volatility and valuation challenges. They may be subject to greater risk of expropriation, nationalization, confiscatory or punitive taxation, and foreign investment and divestment restrictions. Restrictions on currency trading that may be imposed by developing market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries. Finally, such securities markets are smaller, relatively less liquid and may not be as efficient or established in terms of settlement, custody and securities registration.

Value Style Investing

Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The investment manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or if they become sellers or favor investing in faster growing companies), value stocks may not increase in value as anticipated by the investment manager and may even decline in value.

Liquidity

Liquidity risk exists when the market for particular securities or types of securities are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events or overall market disruptions. Securities with reduced liquidity or that become illiquid involve greater risk than securities with more liquid markets. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Management

The Fund is actively managed and could experience losses if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempletoninstitutional.com.

Management

Templeton Investment Counsel, LLC (Investment Counsel), 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, is the Fund's investment manager. Together, Investment Counsel and its affiliates manage as of March 31, 2012, over $725 billion in assets, and have been in the investment management business since 1947.

The Fund is managed by a team of dedicated professionals focused on investments in foreign markets. The portfolio managers of the team are as follows:

HARLAN HODES, CPA   Executive Vice President/Portfolio Manager-Research Analyst of Investment Counsel

Mr. Hodes has been the lead manager of the Fund since 2007. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2001.

The following individual has secondary portfolio management responsibilities:

CINDY L. SWEETING, CFA   Executive Vice President/Director of Institutional Portfolio Management of Investment Counsel

Ms. Sweeting has been a portfolio manager of the Fund since inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1997.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Investment Counsel a fee for managing the Fund's assets. Investment Counsel and the Fund’s administrator have agreed to waive or limit their respective fees and to assume as their own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, administration fees, other expenses, but excluding the acquired fund fees and expenses) for the Fund do not exceed 0.95% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until April 30, 2013. The management fees for the fiscal year ended December 31, 2011, were 0.75%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Financial Highlights

The Financial Highlights present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

		Year Ended December 31,
	2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 17.68	$ 14.68	$ 8.81	$ 20.20	$ 22.42
Income from investment operations:[a]
Net investment income[b]	0.29	0.18	0.15	0.42	0.33
Net realized and unrealized gains (losses)	-2.29	2.95	5.84	-9.83	2.81
Total from investment operations	-2.00	3.13	5.99	-9.41	3.14
Less distributions from:
Net investment income	-0.24	-0.13	-0.12	-0.48	-0.39
Net realized gains	-0.13	—	—	-1.50	-4.97
Total distributions	-0.37	-0.13	-0.12	-1.98	-5.36
Redemption fees[c]	—	—	—	—[d]	—[d]
Net asset value, end of year	$ 15.31	$ 17.68	$ 14.68	$ 8.81	$ 20.20
Total return	-11.30%	21.37%	68.04%	-47.28%	15.09%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.02%	1.05%	1.11%	1.09%	1.07%
Expenses net of waiver and payments by affiliates	0.95%	0.95%[e]	0.95%[e]	0.95%[e]	0.95%[e]
Net investment income	1.68%	1.19%	1.32%	2.60%	1.34%
Supplemental data
Net assets, end of year (000’s)	$ 317,390	$ 267,488	$ 124,361	$ 63,617	$ 135,730
Portfolio turnover rate	10.44%	20.21%	15.90%	23.01%	20.95%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Benefit of expense reduction rounds to less than 0.01%.

Global Equity Series

Investment Goal

The Fund's investment goal is long-term capital growth.

Principal Investment Policies and Practices

The Fund invests in the equity securities of companies located anywhere in the world, including emerging markets. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. Shareholders will be given at least 60 days' advance notice of any change to the 80% policy.

Under normal market conditions, the Fund will invest at least 40% of its net assets in foreign securities.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks, convertible securities and related depositary receipts are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances. The Fund may invest in convertible securities without regard to the ratings assigned by rating services. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program.

The Fund invests primarily in a globally diversified portfolio of equity securities.

The Fund may invest in equity securities of any size company, across the entire market capitalization spectrum. The Fund may invest a substantial portion of its assets in securities of smaller and midsize companies. The Fund considers smaller company stocks to be generally those with market capitalizations of less than $2 billion at the time of initial purchase. The Fund, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

When choosing equity investments for this Fund, the investment manager applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the investment manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The investment manager also considers a company's price/earnings ratio, profit margins and liquidation value.

In selecting securities for the Fund, the investment manager attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund) and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates.   Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments.   The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices.   Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information.   Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers.

Limited markets.   Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional.   Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may experience substantial illiquidity.

Depositary receipts

Depositary receipts are subject to many of the risks of the underlying security. For some depositary receipts, the custodian or similar financial institution that holds the issuer's shares in a trust account is located in the issuer's home country. The Fund could be exposed to the credit risk of the custodian or financial institution, and in cases where the issuer’s home country does not have developed financial markets greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

Developing Markets

The risks of foreign investments typically are greater in less developed countries, sometimes referred to as developing or emerging markets. For example, the political, social, market regulation and economic structures and institutions in these countries, including those supporting the regulatory and legal systems and financial markets, may be less established and more vulnerable to corruption and fraud, and may change rapidly. These countries are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Investments in less developed markets generally are subject to higher fees and expenses and exhibit greater price volatility and valuation challenges. They may be subject to greater risk of expropriation, nationalization, confiscatory or punitive taxation, and foreign investment and divestment restrictions. Restrictions on currency trading that may be imposed by developing market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries. Finally, such securities markets are smaller, relatively less liquid and may not be as efficient or established in terms of settlement, custody and securities registration.

Smaller and Midsize Companies

While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Value Style Investing

Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The investment manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. However, if other investors fail to recognize the company's value (and do not become buyers, or if they become sellers or favor investing in faster growing companies), value stocks may not increase in value as anticipated by the investment manager and may even decline in value.

Management

The Fund is actively managed and could experience losses if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempletoninstitutional.com.

Management

Templeton Investment Counsel, LLC (Investment Counsel), 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, is the Fund's investment manager. Together, Investment Counsel and its affiliates manage as of March 31, 2012, over $725 billion in assets, and have been in the investment management business since 1947.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

NEIL DEVLIN   Executive Vice President/Portfolio Manager-Research Analyst of Investment Counsel

Mr. Devlin has been the portfolio manager of the Fund since its inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He originally joined Franklin Templeton Investments in 1987, rejoining again in 2006.

The following individuals have secondary portfolio management responsibilities:

GARY P. MOTYL, CFA   President of Investment Counsel

Mr. Motyl has been a portfolio manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1981.

ANTONIO T. DOCAL, CFA   Executive Vice President/Portfolio Manager-Research Analyst of Investment Counsel

Mr. Docal has been a portfolio manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2001.

PETER A. NORI, CFA   Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel

Mr. Nori has been a portfolio manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1987.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund pays Investment Counsel a fee for managing the Fund's assets. Investment Counsel and the Fund’s administrator have agreed to waive or limit their respective fees and to assume as their own certain expenses otherwise payable by the Fund so that common expenses (i.e., a combination of investment management fees, administration fees, other expenses, but excluding the acquired fund fees and expenses) for the Fund do not exceed 0.81% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until April 30, 2013. The management fees before and after such waivers for the fiscal year ended December 31, 2011, were 0.70%.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended June 30.

Special Servicing Agreement

The Fund is an underlying investment fund of one or more funds of Franklin Templeton Fund Allocator Series Funds (the "Allocator Funds") and has entered into a Special Servicing Agreement with the Allocator Funds and certain service providers of the Fund and the Allocator Funds, pursuant to which the Fund may pay a portion of the Allocator Funds' expenses, including transfer agency and shareholder servicing costs, to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund from the investment in the Fund by the Allocator Funds.

Financial Highlights

The Financial Highlights present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

		Year Ended December 31,
	2011	2010	2009	2008[a]
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 8.70	$ 8.19	$ 6.73	$ 10.00
Income from investment operations:[b]
Net investment income[c]	0.14	0.12	0.16	0.14
Net realized and unrealized gains (losses)	-0.67	0.48	1.44	-3.31
Total from investment operations	-0.53	0.60	1.60	-3.17
Less distributions from net investment income	-0.11	-0.09	-0.14	-0.10
Net asset value, end of year	$ 8.06	$ 8.70	$ 8.19	$ 6.73
Total return[d]	-6.10%	7.32%	23.85%	-31.75%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.95%	0.97%	0.99%	1.05%
Expenses net of waiver and payments by affiliates[f]	0.81%	0.81%	0.81%	0.81%
Net investment income	1.60%	1.46%	2.19%	2.26%
Supplemental data
Net assets, end of year (000’s)	$ 371,108	$ 273,259	$ 172,785	$ 95,152
Portfolio turnover rate	18.64%	42.91%	38.24%	21.68%

a. For the period March 31, 2008 (commencement of operations) to December 31, 2008.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Total return is not annualized for periods less than one year.

e. Ratios are annualized for periods less than one year.

f. Benefit of expense reduction rounds to less than 0.01%.

Distributions and Taxes

The information is provided with respect to each Fund (hereafter the "Fund").

Income and Capital Gain Distributions

As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to pay income dividends at least twice annually from its net investment income. Capital gains, if any, may be paid at least annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value (NAV) unless you elect to receive them in cash.

Annual statements.   After the close of each calendar year, you will receive tax information from the Fund with respect to the federal income tax treatment of the Fund’s distributions and any taxable sales or exchanges of covered Fund shares occurring during the prior calendar year. If the Fund finds it necessary to reclassify income or adjust the cost basis of any covered shares sold or exchanged after you receive your tax information, the Fund will send you revised tax information. Distributions declared in December to shareholders of record in such month and paid in January are taxable as if they were paid in December. Additional tax information about the Fund’s distributions is available at franklintempleton.com.

Avoid "buying a dividend"   At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gain distribution is sometimes known as “buying a dividend.”

Tax Considerations

If you are a taxable investor, Fund distributions are generally taxable to you as ordinary income, capital gains or some combination of both. This is the case whether you reinvest your distributions in additional Fund shares or receive them in cash.

Dividend income.   Income dividends are generally subject to tax at ordinary rates. Income dividends reported by the Fund to shareholders as qualified dividend income may be subject to tax by individuals at reduced long-term capital gains tax rates provided certain holding period requirements are met. These reduced rates of taxation are presently scheduled to sunset and, unless extended, will no longer apply to qualified dividends paid with respect to taxable years of the Fund beginning after December 31, 2012. A return-of-capital distribution is generally not taxable but will reduce the cost basis of your shares, and will result in a higher capital gain or a lower capital loss when you later sell your shares.

Capital gains.   Fund distributions of short-term capital gains are also subject to tax at ordinary rates. Fund distributions of long-term capital gains are taxable at the reduced long-term capital gains rates no matter how long you have owned your Fund shares. For individuals in the 10% and 15% tax brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15%. These reduced rates are presently scheduled to sunset on December 31, 2012.

Sales of Fund shares.   When you sell your shares in the Fund, or exchange them for shares of a different Franklin Templeton fund, you will generally realize a taxable capital gain or loss. If you have owned your Fund shares for more than one year, any net long-term capital gains will qualify for the reduced rates of taxation on long-term capital gains. An exchange of your shares in one class of the Fund for shares of another class of the same Fund is not taxable and no gain or loss will be reported on the transaction.

Cost basis reporting.   If you acquire shares in the Fund on or after January 1, 2012, generally referred to as “covered shares," and sell or exchange them after that date, the Fund is generally required to report cost basis information to you and the IRS annually. The Fund will compute the cost basis of your covered shares using the average cost method, the Fund’s “default method,” unless you contact the Fund to select a different method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your financial advisor or other broker-dealer, that firm may select a different default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal and state income tax returns. Additional information about cost basis reporting is available at franklintempleton.com/costbasis.

Backup withholding.   If you do not provide the Fund your taxpayer identification number and certain required certifications you may be subject to federal backup withholding at 28% on any taxable Fund distributions and proceeds from the sale of your Fund shares.

State, local and foreign taxes.   Distributions of ordinary income and capital gains, and gains from the sale of your Fund shares, are generally subject to state and local taxes. If the Fund qualifies, it may elect to pass through to you as a foreign tax credit or deduction any foreign taxes that it pays on its investments.

Non-U.S. investors.   Non-U.S. investors may be subject to U.S. withholding tax at 30% or a lower treaty rate on Fund dividends of ordinary income. Non-U.S. investors may be subject to U.S. estate tax on the value of their shares. They are subject to special U.S. tax certification requirements to avoid backup withholding, claim any exemptions from withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains and, with respect to taxable years of the Fund ending on or before December 31, 2011 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.

Other tax information.   This discussion of "Distributions and Taxes" is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Fund. Additional information about the tax consequences of investing in the Fund may be found in the Statement of Additional Information.

YOUR ACCOUNT

Qualified Investors

The following investors or investments qualify to buy shares of the Fund.

  Shares acquired by a financial intermediary that has entered into an agreement with Distributors authorizing the sale of Fund shares, in connection with its mutual fund trading platform, that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company, registered investment adviser, or investment adviser with assets under management in excess of $100 million that is exempt from federal registration, that is not an affiliate or associated person of the financial intermediary. Minimum initial investment: $50,000 for individual or multiple clients.
  Shares acquired by a financial intermediary that the intermediary holds on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.
  Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code when purchasing direct from the Fund. Minimum initial investment: $1 million.
  Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton Funds, consistent with our then-current policies. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).
  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.
  Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as investment manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.
  An Employer Sponsored Retirement Plan (Plan) if the employer sponsors one or more Plans with aggregate Plan assets of $1 million or more. An "Employer Sponsored Retirement Plan" includes (a) an employer sponsored pension or profit sharing plan that qualifies (Qualified Plan) under section 401(a) of the Internal Revenue Code, including section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA covered 403(b); and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.
  Employer Sponsored Retirement Plans that invest indirectly in Fund shares through Fund omnibus accounts registered to a financial intermediary.
  Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program or one of its service providers to provide certain services relating to the operation of the program or to provide Fund shares for purchase in connection with the program. No initial minimum investment.
  An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) or Franklin Templeton Portfolio Advisors, Inc. (FTPA) if approved by FTI, LLC or FTPA in consultation with its customer.
  Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds." Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.
  Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant’s firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of Franklin Resources, Inc. approves the investment.

Certain Franklin Templeton funds offer multiple share classes not offered by the Funds. Please note that for selling or exchanging your shares, or for other purposes, the Funds' shares including Foreign Equity - Primary and Service Shares, are considered Advisor Class shares.

Franklin Templeton funds include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.

Sub-Transfer Agency Fees

Foreign Equity Series - Service Shares may pay up to 0.15% to sponsors or consultants for sub-transfer agency services that they provide to certain investment plans.

Buying Shares

Orders mailed to Distributors by dealers or individual investors do not require advance notice. Checks or negotiable bank drafts must be in U.S. currency drawn on a commercial bank in the U.S. and, if over $100,000, may not be deemed to have been received until the proceeds have been collected, unless the check is certified or issued by such bank. Any purchase order may be rejected by Distributors or by Templeton Institutional Funds.

Shares of the Fund may be purchased with securities, if approved in advance by the Trust. Securities used to purchase Fund shares must be appropriate investments for that fund, consistent with its investment objective, policies and limitations, as determined by the Trust, and must have readily available market quotations. The securities will be valued in accordance with the Trust's policy for calculating NAV, determined as of the close of the day on which the securities are received by the Trust in salable form. A prospective shareholder will receive shares of the applicable Fund next computed after such receipt. To obtain the approval of the Trust for an in-kind purchase, call Institutional Services. Investors who are affiliated persons of the Trust (as defined in the Investment Company Act of 1940, as amended) may not purchase shares in this manner absent SEC approval.

Account Application

If you are opening a new account, please complete and sign the enclosed account application. In the case of Foreign Equity Series make sure you indicate the share class you have chosen. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

Buying Shares
	Opening an account	Adding to an account
Through your investment representative	Contact your investment representative	Contact your investment representative
By Mail	Make your check, Federal Reserve Draft or negotiable bank draft payable to the Fund. Mail the check, Federal Reserve Draft or negotiable bank draft and your signed account application.

Make your check, Federal Reserve Draft or negotiable bank draft payable to the Fund. Include your account number on the check or draft.

Fill out the deposit slip from your account statement. If you do not have a slip, include a note with your name, the Fund name, and your account number.

Mail the check, Federal Reserve Draft or negotiable bank draft and deposit slip or note to Institutional Services.

By Wire (800) 321-8563 or (916) 463-5078 collect

Call to receive a wire control number and wire instructions.

Wire the funds and mail your signed account application to Institutional Services. Please include the wire control number or your new account number on the application.

To make a same day wire investment, the wired funds must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

Call to receive a wire control number and wire instructions.

To make a same day wire investment, the wired funds must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

By Exchange	Call Institutional Services at (800) 321-8563, or send signed written instructions. (Please see “Exchanging Shares” for more information on exchanges.)	Call Institutional Services at (800) 321-8563, or send signed written instructions. (Please see “Exchanging Shares” for more information on exchanges.)

Franklin Templeton Institutional Services
P.O. Box 33030
St. Petersburg, FL 33733-8030
Call toll-free: (800) 321-8563
(Monday through Friday
6:00 a.m. to 4:00 p.m., Pacific time)

Investor Services

Automated Telephone System

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services	(800) 632-2301
Advisor Services	(800) 524-4040
Retirement Services	(800) 527-2020

Distribution Options

You may reinvest distributions you receive from a Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charge (CDSC) will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications, may require special forms for redemptions, and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at (800) 527-2020.

Telephone Privileges

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. Of course, you can decline telephone exchange or redemption privileges on your account application. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

The telephone transaction options available to retirement plans are limited to those that are provided under the plan.

Selling Shares

You can sell your shares at any time.

Selling Shares in Writing

Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. If you have completed and returned the Institutional Telephone Privileges Agreement, amounts over $100,000 may also be redeemed. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

  you are selling more than $100,000 worth of shares
  you want your proceeds paid to someone who is not a registered owner you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee when we receive instructions from an agent, not the registered owners; when you want to send your proceeds to a bank account that was added or changed on your account within the last 15 days and the bank and fund accounts have at least one common owner; or when we believe it would protect the Fund against potential claims based on the instructions received.

A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.

Selling Recently Purchased Shares

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days.

Redemption Proceeds

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

Retirement Plans

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under the age of 59 1/2, tax penalties may apply. Call Retirement Services at (800) 527-2020 for details.

Selling Shares

To sell some or all of your shares
Through your investment representative

Contact your investment representative

By Mail

Send written instructions and endorsed share certificates (if you hold share certificates) to Institutional Services. Corporate, partnership or trust accounts may need to send additional documents.

Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone(800) 321-8563

As long as your transaction is for $100,000 or less, you do not hold share certificates and you have not changed your address by phone within the last 15 days, you can sell your shares by phone.

(Amounts in excess of $100,000 are only available if you have completed and sent the Institutional Telephone Privileges Agreement)

A check will be mailed to the name(s) and address on the account, or a pre-authorized secondary address. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

By Electronic Funds Transfer (ACH)

You can call or write to have redemption proceeds sent to a bank account. See the policies at left for selling shares by mail or phone.

Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by all fund and bank account owners, and each individual must have his or her signature guaranteed.

If the bank and Fund accounts have at least one common owner and the bank account was added or changed within the last 15 days, you may be required to provide written instructions signed by all fund account owners, with a signature guarantee for each fund account owner.

If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.

By Exchange

Obtain a current prospectus for the fund you are considering. Prospectuses are available online at franklintempletoninstitutional.com.

Call Institutional Services at (800) 321-8563 or send signed written instructions. See the policies at left for selling shares by mail or phone.

If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.

Franklin Templeton Institutional Services
P.O. Box 33030, St. Petersburg, FL 33733-8030
Call toll-free: (800) 321-8563
(Monday through Friday 6:00 a.m. to 4:00 p.m., Pacific time)

Exchanging Shares

Exchange Privilege

You can exchange shares between most Franklin Templeton funds within the same class and between Funds in Templeton Institutional Funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Funds.

* If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales also apply to exchanges, including minimum investment amounts (except exchanges of an entire account balance). Exchanges also generally have the same tax consequences as ordinary sales and purchases.

Rejected exchanges.   If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

Exchanges through financial intermediaries.   If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

Fund exchange privilege changes/waiver.   The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

Other funds' exchange privileges.   If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

Frequent Trading Policy

The Fund's board of trustees has adopted the following policies and procedures with respect to frequent trading in Fund shares (Frequent Trading Policy).

The Fund does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares that may be detrimental to the Fund. For example, this type of trading activity could interfere with the efficient management of the Fund's portfolio or materially increase the Fund's transaction costs, administrative costs or taxes.

In addition, since the Fund may invest in foreign securities, it may be vulnerable to a form of short-term trading that is sometimes referred to as “time-zone arbitrage.” Time-zone arbitrage occurs when an investor seeks to take advantage of delays between changes in the value of a mutual fund’s portfolio holdings and the reflection of those changes in the fund’s net asset value per share. These delays are more likely to occur in the case of foreign investments, due to differences between the times during which the Fund’s international portfolio securities trade on foreign markets and the time as of which the Fund’s NAV is calculated (generally as of the close of the NYSE - please see “Calculating Share Price”). Time-zone arbitrage traders seek to purchase or redeem shares of a fund based on events occurring after foreign market closing prices are established, but before calculation of the fund’s NAV. This can result in the value of the Fund’s shares being diluted. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibility of this type of arbitrage (please see "Valuation - Foreign Securities - Potential Impact of Time Zones and Market Holidays"); however, there can be no assurance that the Fund’s valuation procedures will be successful in eliminating it.

Since the Fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid ("relatively illiquid securities"), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the Fund’s NAV and the latest indications of market values for those securities. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage (please see "Fair Valuation - Individual Securities"); however, there can be no assurance that the Fund’s valuation procedures will be successful in eliminating it.

Through its transfer agent, the Fund performs ongoing monitoring of shareholder trading in shares of the Fund and other Franklin Templeton funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the Fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the Fund, may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor’s trading patterns, the Fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, “Investment by asset allocators” in the SAI). The transfer agent may also reject any purchase or redemption request, whether or not it represents part of any ongoing trading pattern, if the Fund's investment manager or transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the Fund’s portfolio. In determining what actions should be taken, the Fund's transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the Fund and its shareholders. If the Fund is a "fund of funds," the Fund's transfer agent may take into account the impact of the trading activity and of any proposed remedial action on both the Fund and the underlying funds in which the Fund invests.

Frequent trading through financial intermediaries.   You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.

Some financial intermediaries maintain master accounts with the Fund on behalf of their customers (“omnibus accounts”). The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the Fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the Fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.

Revocation of trades.   While the Fund reserves the right to reject any purchase order for any reason, the Fund may also revoke executed purchase orders that the transfer agent reasonably concludes in its sole discretion may have been contrary to the objectives of the Fund's Frequent Trading Policy.

Account Policies

Calculating Share Price

The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund’s share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day normally as of the close of regular trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time) or earlier when the NYSE closes early because trading has been halted for the day. The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we or an approved financial intermediary receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third-party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third-party pricing vendors will provide revised values to the Fund.

Fair Valuation – Individual Securities

Since the Foreign Equity, Global Equity and Emerging Markets Series may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. Each Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Security Valuation – Foreign Securities – Computation of U.S. Equivalent Value

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board of trustees.

Valuation – Foreign Securities – Potential Impact of Time Zones and Market Holidays

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as “time-zone arbitrage.” Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed. Trading by these investors, often referred to as “arbitrage market timers,” may dilute the value of the Fund’s shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time-zone arbitrage, and in accordance with procedures established and approved by the Fund’s board of trustees, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the board of trustees. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund’s fair value procedures established and approved by the board of trustees.

Accounts with Low Balances

If your account has been open for more than one year and its value falls below $500 ($50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (2) accounts in Class B and Class A accounts established pursuant to a conversion from Class B; (3) tax-deferred retirement plan accounts; (4) active automatic investment plan accounts; (5) broker-dealer sponsored separately managed accounts (wrap accounts); (6) accounts held through a 529 college savings program; and, (7) Coverdell Education Savings Plan accounts.

Statements, Reports and Prospectuses

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 321-8563. At any time you may view current prospectuses and financial reports on our website.

Investment Representative Account Access

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

Street or Nominee Accounts

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

Joint Account Risk with Telephone Privileges

You will automatically receive telephone privileges when you open your account. If your account has more than one registered owner, telephone privileges allow the Fund to accept transaction instructions by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone or in writing (subject to any limitations in telephone privileges) to:

  Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner’s signature to redeem shares;
  Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;
  Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;
  Purchase Fund shares by debiting a bank account that may be owned by you; and
  Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone will need to be given to the Fund in a written instruction signed by all registered owners.

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

  Shares should be held in street or nominee accounts. For this reason, the Fund may restrict the opening of a nominee's sub-accounts on the Fund's records.
  The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
  The Fund may modify, suspend, or terminate telephone privileges at any time.
  The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice to insurance company or Fund of Fund shareholders, or as otherwise provided by law.
  The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
  Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
  In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
  For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the investment manager determines it is in the best interest of the Fund, consistent with applicable law.
  You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
  To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

Questions

If you have any questions about the Fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

Department Name	Telephone Number	Hours (Pacific time, Monday through Friday)
Institutional Services	(800) 321-8563	6:00 a.m. to 4:00 p.m.
Shareholder Services	(800) 632-2301	5:30 a.m. to 5:00 p.m.
Fund Information	(800) DIAL BEN (800) 342-5236	5:30 a.m. to 5:00 p.m.
Retirement Services	(800) 527-2020	5:30 a.m. to 5:00 p.m.
Advisor Services	(800) 524-4040	5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)	(800) 851-0637	5:30 a.m. to 5:00 p.m.
Automated Telephone System	(800) 632-2301 (800) 524-4040 (800) 527-2020	(around-the-clock access)

FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

Annual/Semiannual Report to Shareholders

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempletoninstitutional.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone (202) 551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

One Franklin Parkway, San Mateo, CA 94403-1906 Institutional Services (800) 321-8563 TDD/Hearing Impaired (800) 851-0637 franklintempletoninstitutional.com

Investment Company Act file #811-06135
© 2012 Franklin Templeton Investments. All rights reserved.
2310	ZTIF P 05/12

Templeton Institutional Funds	P.O. Box 33030, St. Petersburg, FL 33733-8030 (800) 321-8563 (FTI Institutional Services)

		Primary Shares	Service Shares
Emerging Markets Series	TEEMX	—	—
Foreign Equity Series	—	TFEQX	TFESX
Foreign Smaller Companies Series	TFSCX	—	—
Global Equity Series	TGESX	—	—

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2012

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' (hereafter "the Fund") prospectus. The Fund's prospectus, dated May 1, 2012, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to Shareholders, for the fiscal year ended December 31, 2011, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call (800) 321-8563.

CONTENTS
Goals, Strategies and Risks
Officers and Trustees
Fair Valuation and Liquidity
Proxy Voting Policies and Procedures
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
The Underwriter
Performance
Miscellaneous Information
Description of Ratings

  Mutual funds, annuities, and other investment products:
  are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;
  are not deposits or obligations of, or guaranteed or endorsed by, any bank; and
  are subject to investment risks, including the possible loss of principal.

ZTIF SAI 05/12

Goals, Strategies and Risks

The following information provided with respect to the Fund is in addition to that included in the Fund’s prospectus.

In addition to the main types of investments and strategies undertaken by the Fund as described in the prospectus, the Fund also may invest in other types of securities and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies with respect to the Fund are discussed in greater detail in the section below entitled "Glossary of Investments, Techniques, Strategies and Their Risks.”

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation, with the exception of the Fund's limitations on borrowing as described herein.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed without the approval of shareholders.

Fundamental Investment Policies

The Fund's investment goal is long-term capital growth.

The Fund may not:

1.  Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

2.  Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5.  Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

6.  Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7.  Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

8.  Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

The Fund's investment goals are fundamental, which means they may not be changed without shareholder approval.

Non-Fundamental Investment Policies

The Emerging Markets Series and the Foreign Equity Series have adopted certain non-fundamental investment restrictions that the board of trustees may change without shareholder approval. Shareholders will be given at least 60 days' advance notice of any change to these non-fundamental investment restrictions.

As non-fundamental investment restrictions, the Emerging Markets Series and the Foreign Equity Series may not buy securities on margin; engage in short sales except for short sales "against the box"; invest in futures contracts except the Fund may invest in forward currency contracts in an amount up to 25% of the Fund's non-dollar holdings at market value; write call options; purchase lettered or restricted stock; invest in collateral loans except each Fund may participate in securities lending through a custodian with brokers, dealers and financial institutions; or directly invest in mortgages or real estate.

In trying to achieve its investment goals, the Fund may invest in the types of securities or engage in the types of transactions identified in the table below. The table has been marked to indicate those investment policies that the Fund's managers may use to manage the Fund. The Fund may or may not use all of these techniques at any one time. A more detailed description of the investment policies as well as the risks associated with these investment policies that the Funds utilize follows this table.

Policy	Emerging Markets Series	Foreign Equity Series	Foreign Smaller Companies Series	Global Equity Series
Name Rule (80% of Net Assets + Borrowings)	X	X	X	X
Bank obligations	X	X	X	X
Borrowing	X	X	X	X
• Segregation of assets	X	X	X	X
Convertible securities	X	X	X	X
• Convertible preferred stock	X	X	X	X
• Risks	X	X	X	X
• Synthetic convertible securities			X
Debt securities - general description	X	X	X	X
• Bonds	X	X	X	X
• Commercial paper	X	X	X	X
• Debentures			X	X
• Bills	X	X	X	X
• Notes			X	X
Defaulted debt securities	X	X	X	X
Depositary receipts	X	X	X	X
Equity Securities	X	X	X	X
• Equity access products	X
Foreign securities	X	X	X	X
• Developing markets or emerging markets	X	X	X	X
• Foreign corporate debt securities	X	X	X	X
• Foreign currency exchange rates	X	X	X	X
• Foreign governmental and supranational debt securities	X	X
High-yield debt securities	X	X	X	X
Illiquid securities	X	X	X	X
Investment company securities	X	X	X	X
• Closed-end funds	X	X	X	X
• Exchange-traded funds	X
Investment grade debt securities	X	X	X	X
Mortgage-backed securities	X	X	X
• Private mortgage securities	X	X	X
• Additional risks	X	X	X
• Guarantees	X	X	X
• Sector focus	X	X	X	X
Private investments	X		X
REITs			X
Repurchase agreements	X	X	X	X
• Joint transactions			X
Reverse repurchase agreements			X
• Securities lending	X	X	X	X
Structured investments	X	X	X	X
Temporary investments	X	X	X	X
Trade claims	X	X	X	X
Unrated debt securities	X	X	X	X
U.S. government securities	X	X	X	X
When-issued, delayed delivery and to-be-announced transactions	X	X	X
Zero coupon, deferred interest and pay-in-kind bonds	X	X	X	X
Credit risk	X	X	X	X
Debt securities ratings	X	X	X	X
Income risk	X	X	X	X
Inflation risk	X	X	X	X
Interest rate risk	X	X	X	X
Prepayment risk	X	X	X	X
Focus	X	X	X	X
Inside information risk	X	X	X	X
Liquidity	X	X	X	X
Management	X	X	X	X
Market risk	X	X	X	X
Portfolio turnover	X	X	X	X

Under normal market conditions, the Emerging Markets Series invests at least 80% of its net assets in securities issued by "emerging market companies," as defined in the prospectus. The Foreign Equity Series invests at least 80% of its net assets in foreign (non-U.S.) equity securities. Foreign Smaller Companies Series (Smaller Companies Series) invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets. Global Equity Series invests at least 80% of its net assets in "equity securities." Net assets for purposes of the foregoing 80% policies include the amount of borrowings for investment purposes. Shareholders will be given 60 days' advance notice of any change to the 80% policy.

The Fund also may be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

Additional Strategies

Emerging Market Series

  invest up to 20% of its total assets in debt securities that are rated C or better by Moody's or S&P, or unrated debt that the investment manager deems to be of comparable quality invest up to 5% of total assets in equity access products

Foreign Equity Series

  invest up to 20% of its total assets in debt securities when, in the judgement of the manager, they offer greater potential for capital appreciation than is available through investment in stocks

Glossary of Investments, Techniques, Strategies and Their Risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

"small portion"	less than 10%
"portion"	10% to 25%
"significant"	25% to 50%
"substantial"	50% to 66%
"primary"	66% to 80%
"predominant"	80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The Fund may invest in securities that are rated by various rating services such as Moody's Investors Service (Moody's) and Standard & Poor's (S&P®), as well as securities that are unrated.

The value of your shares in the Fund will increase as the value of the investments owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the investments owned by the Fund. In addition to the factors that affect the value of any particular investment that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Fund:

Bank obligations   Bank obligations include fixed, floating or variable rate certificates of deposit (CDs), letters of credit, time and savings deposits, bank notes and bankers' acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable deposits that are held in a banking institution for a specified period of time at a stated interest rate. Savings deposits are deposits that do not have a specified maturity and may be withdrawn by the depositor at any time. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank "accepts" a bankers' acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity. The full amount of the Fund's investment in time and savings deposits or CDs may not be guaranteed against losses resulting from the default of the commercial or savings bank or other institution insured by the Federal Deposit Insurance Corporation.

Bank obligations are exempt from registration with the SEC if issued by U.S. banks or foreign branches of U.S. banks. As a result, the Fund will not receive the same investor protections when investing in bank obligations as opposed to registered securities. Bank notes and other unsecured bank obligations are not guaranteed by the FDIC, so the Fund will be exposed to the credit risk of the bank or institution. In the event of liquidation, bank notes and unsecured bank obligations generally rank behind time deposits, savings deposits and CDs, resulting in a greater potential for losses to the Fund.

Borrowing   The 1940 Act and the SEC's current rules, exemptions and interpretations thereunder, permit the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. The Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund's holdings would be disadvantageous from an investment standpoint.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted "senior securities," the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Segregation of assets.   Consistent with SEC staff guidance, financial instruments that involve the Fund's obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Fund's board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (Asset Segregation Policies).

In the case of forward currency contracts, the Fund may offset the contracts for purposes of (1) above when the counterparties, terms and amounts match, otherwise an appropriate amount of assets will be segregated consistent with (2) above. Segregated assets for purposes of (2) above are not required to be physically segregated from other Fund assets, but are segregated through appropriate notation on the books of the Fund or the Fund’s custodian.

The Fund’s Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. In addition, the Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate. The Asset Segregation Policies provide, consistent with current SEC staff positions, that for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between the Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, the Fund must segregate a larger amount of assets to cover its obligations, which essentially limits the Fund’s ability to use these instruments. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of the Fund to use the financial instruments could be negatively affected.

Convertible securities   A convertible security is generally a debt obligation, preferred stock or other security that may be converted within a specified period of time into a certain amount of common stock of the same or of a different issuer. The conversion may occur at the option of the investor in or issuer of the security, or upon a predetermined event. A convertible security typically provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities are also subject to risks that affect debt securities in general.

Although less than an investment in the underlying stock, the potential for gain on an investment in a convertible security is greater than for similar non-convertible securities. As a result, a lower yield is generally offered on convertible securities than on otherwise equivalent non-convertible securities. There is no guarantee that the Fund will realize gains on a convertible security in excess of the foregone yield it accepts to invest in such convertible security.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to the company's common stock, but may be subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank or other sponsor, the security is an obligation of and is convertible through, the issuing investment bank. However, the common stock received upon conversion is of a company other than the investment bank or sponsor. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

Convertible preferred stock.   A convertible preferred stock is usually treated like a preferred stock for the Fund's financial reporting, credit rating and investment policies and limitations purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. Distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes. Investments in convertible preferred stock, as compared to the debt obligations of an issuer, generally increase the Fund's exposure to the credit risk of the issuer and market risk generally, because convertible preferred stock will fare more poorly if the issuer defaults or markets suffer.

Risks.   An investment in a convertible security may involve risks. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of a security when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Although the Fund intends to acquire convertible securities that the investment manager considers to be liquid (i.e., those securities that the investment manager determines may be sold on an exchange, or an institutional or other substantial market), there can be no assurances that this will be achieved. Certain securities and markets can become illiquid quickly, resulting in liquidity risk for the Fund. The Fund will also encounter difficulty valuing convertible securities due to illiquidity or other circumstances that make it difficult for the Fund to obtain timely market quotations based on actual trades for convertible securities. Convertible securities may have low credit ratings, which generally correspond with higher credit risk to an investor like the Fund.

Synthetic convertible securities. A synthetic convertible is created by combining distinct securities that together possess the two principal characteristics of a true convertible security, i.e., fixed income payments in the form of interest or dividends and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible debt securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price (or to receive cash, in the case of stock index options). Synthetic convertibles are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security.

In addition to the general risks of convertible securities and the special risks of enhanced convertible securities, there are risks unique to synthetic convertible securities. Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible security is the sum of the values of its debt security component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Although the investment manager expects normally to create synthetic convertible securities whose two components provide exposure to the same issuer, the character of a synthetic convertible allows the Fund to combine components representing distinct issuers, or to combine a debt security with a call option on a stock index. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline. Exposure to more than one issuer or participant will increase the number of parties upon which the investment depends and the complexity of that investment and, as a result, increase the Fund's credit risk and valuation risk.

Debt securities - general description   In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes and commercial paper are examples of debt securities and differ in the length of the issuer's principal repayment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest:

Bonds.   A bond is a debt security in which investors loan money to an entity that borrows for a defined period of time, usually a period of more than five years, at a specified interest rate.

Commercial paper.   Commercial paper is an unsecured, short-term loan to a corporation, typically for financing accounts receivable and inventory with maturities of up to 270 days.

Debentures.   A debenture is an unsecured debt security backed only by the creditworthiness of the borrower, not by collateral.

Bills.   A bill is a short-term debt instrument, usually with a maturity of two years or less.

Notes.   A note is a debt security usually with a maturity of up to ten years.

For purposes of the discussion in this SAI of the risks of investing in debt securities generally, loans or other short-term instruments, which otherwise may not technically be considered securities, are included.

Debt securities are all generally subject to interest rate, credit, income and prepayment risks and, like all investments, are subject to liquidity and market risks to varying degrees depending upon the specific terms and type of security. The Fund's investment manager attempts to reduce credit and market risk through diversification of the portfolio and ongoing credit analysis of each issuer, as well as by monitoring economic developments, but there can be no assurance that it will be successful at doing so.

Defaulted debt securities   If the issuer of a debt security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. The Fund will incur additional expenses if it tries to recover principal or interest payments on a defaulted security. Defaulted debt securities often are illiquid. An investment in defaulted debt securities will be considered speculative and expose the Fund to similar risks as an investment in high-yield debt.

The Fund may buy defaulted debt securities if, in the opinion of the investment manager, they present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. The Fund is not required to sell a debt security that has defaulted if the investment manager believes it is advantageous to continue holding the security.

Depositary receipts   Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) (collectively, depositary receipts). Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. If the issuer's home country does not have developed financial markets, the Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer's country and are still subject to foreign currency exchange risk. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If the Fund's investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

Equity securities   Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include warrants or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

Equity access products.   Equity access products, as used by Emerging Markets Series, are instruments used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted. In countries where direct ownership by a foreign investor, such as the Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through equity access products, which derives its value from a group of underlying equity securities. Equity access products are intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

Equity access products are generally structured and sold by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market. The local branch or broker-dealer will usually place the local market equity securities in a special purpose vehicle, which will issue instruments that reflect the performance of the underlying equity securities. The performance of the special purpose vehicle generally carries the unsecured guarantee of the sponsoring bank or broker-dealer. This guarantee does not extend to the performance or value of the underlying local market equity securities.

Pursuant to the terms of the equity access product, the Fund may tender such product for cash payment in an amount that reflects the current market value of the underlying investments, less program expenses, such as trading costs, taxes and duties. They do not confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities.

The purchase of equity access products involves risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. The Fund is subject to the risk that the issuer of the equity access product (i.e., the issuing bank or broker-dealer), which is typically the only responsible party under the instrument, is unable or refuses to perform under the terms of the equity access product, also known as counterparty risk. While the holder of an equity access product is generally entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is normally not entitled to the same rights as an owner of the underlying securities, such as voting rights. Equity access products are typically also not traded on exchanges, are privately issued, and may be illiquid. To the extent an equity access product is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of equity access products will equal the value of the underlying value of the equity securities they seek to replicate. Unlike a direct investment in equity securities, equity access products typically involve a term or expiration date, potentially increasing the Fund's turnover rate, transaction costs, and tax liability.

Foreign securities   There are substantial risks associated with investing in the securities of governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. The value of foreign securities (like U.S. securities) is affected by general economic conditions and individual issuer and industry earnings prospects. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments that could affect investments in securities of issuers in foreign nations. There is no assurance that the investment manager will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign issuers comparable to the reports and ratings published about issuers in the U.S. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Certain countries' legal institutions, financial markets and services are less developed than those in the U.S. or other major economies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

From time to time, trading in a foreign market may be interrupted. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. Foreign security trading, settlement and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, may be cumbersome and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian.

To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. Adverse conditions in a certain region can affect securities of other countries whose economies appear to be unrelated. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund's assets are invested, the Fund may have difficulty meeting a large number of shareholder redemption requests.

The holding of foreign securities may be limited by the Fund to avoid investment in certain Passive Foreign Investment Companies (PFICs) and the imposition of a PFIC tax on the Fund resulting from such investments.

Developing markets or emerging markets.   Investments in companies domiciled or with significant operations in developing market or emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include, among others (i) less social, political and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which the Fund may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets; and (ix) the possibility that recent favorable economic developments in some developing market countries may be slowed or reversed by unanticipated economic, political or social events in such countries.

In addition, many developing market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the "counterparty") through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to the Fund. Legal compensation schemes may be non-existent, limited or inadequate to meet the Fund's claims in any of these events.

Securities trading in developing markets present additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to non-residents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Investments in developing market countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, the Fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing and reporting standards in certain countries in which the Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which the Fund invested may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including the Fund's securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.

Foreign corporate debt securities.   Foreign corporate debt securities, including Samurai bonds, Yankee bonds, Eurobonds and Global Bonds, may be purchased to gain exposure to investment opportunities in other countries in a certain currency. A Samurai bond is a yen-denominated bond issued in Japan by a non-Japanese company. Eurobonds are foreign bonds issued and traded in countries other than the country and currency in which the bond was denominated. Eurobonds generally trade on a number of exchanges and are issued in bearer form, carry a fixed or floating rate of interest, and typically amortize principal through a single payment for the entire principal at maturity with semiannual interest payments. Yankee bonds are bonds denominated in U.S. dollars issued by foreign banks and corporations, and registered with the SEC for sale in the U.S. A Global Bond is a certificate representing the total debt of an issue. Such bonds are created to control the primary market distribution of an issue in compliance with selling restrictions in certain jurisdictions or because definitive bond certificates are not available. A Global Bond is also known as a Global Certificate.

Foreign currency exchange rates.   Changes in foreign currency exchange rates will affect the U.S. dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by the Fund in that foreign currency. This may affect the Fund's share price, income and distributions to shareholders. Some countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. It will be more difficult for the investment manager to value securities denominated in currencies that are fixed or managed. Certain currencies may not be internationally traded, which could cause illiquidity with respect to the Fund's investments in that currency and any securities denominated in that currency. Currency markets generally are not as regulated as securities markets. The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of securities in U.S. dollars are used for the purchase of securities denominated in foreign currencies. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after the Fund's income has been accrued and translated into U.S. dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund's exposure to foreign securities losses.

Foreign governmental and supranational debt securities.   The Fund's investments in debt securities may include debt securities of sovereign, governmental or supranational issuers. Such investments are subject to all the risks associated with investment in U.S. and foreign securities and certain additional risks.

Foreign government and sovereign debt securities include debt securities issued, sponsored or guaranteed by: governments or governmental agencies, instrumentalities, or political subdivisions located in emerging or developed market countries; government owned, controlled or sponsored entities located in emerging or developed market countries; entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws, economic development, and humanitarian, political or environmental initiatives. Supranational debt obligations include: Brady Bonds (which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness); participations in loans between emerging market governments and financial institutions; and debt securities issued by supranational entities such as the World Bank, Asia Development Bank, European Investment Bank and the European Economic Community.

Foreign government and sovereign debt securities are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the issuing country's economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country's access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the Fund may collect in whole or in part on debt subject to default by a government.

High-yield debt securities   High-yield or lower-rated debt securities (also referred to as "junk bonds") are securities that have been rated by Moody's or S&P below their top four rating categories (e.g., BB or Ba and lower) and are considered below investment grade. These securities generally have greater risk with respect to the payment of interest and repayment of principal, or may be in default and are often considered to be speculative and involve greater risk of loss because they are generally unsecured and are often subordinated to other debt of the issuer.

Adverse publicity, investor perceptions, whether or not based on fundamental analysis, or real or perceived adverse economic and competitive industry conditions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities. The Fund relies on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer of lower-rated securities. In such evaluations, the investment manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. There can be no assurance the investment manager will be successful in evaluating the creditworthiness of an issuer or the value of high yield debt securities generally.

The prices of lower-rated debt securities may be less sensitive to interest rate changes than higher-rated debt securities, but more sensitive to economic downturns or individual adverse corporate developments. Market anticipation of an economic downturn or of rising interest rates, for example, could cause a decline in lower-rated debt securities prices. This is because an economic downturn could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. Similarly, the impact of individual adverse corporate developments, or public perceptions thereof, will be greater for lower-rated securities because the issuers of such securities are more likely to enter bankruptcy. If the issuer of lower-rated debt securities defaults, the Fund may incur substantial expenses to seek recovery of all or a portion of its investments or to exercise other rights as a security holder. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Lower-rated debt securities frequently have call or buy-back features that allow an issuer to redeem the securities from their holders. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, the Fund will be exposed to prepayment risk.

The markets in which lower-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at desirable prices to meet redemption requests or to respond to a specific economic event, such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower-rated debt securities also may make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-rated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices of actual sales, which may limit the Fund's ability to rely on such quotations.

Some lower-rated debt securities are sold without registration under federal securities laws and, therefore, carry restrictions on resale. While many of such lower-rated debt securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund also may incur extra costs when selling restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

High-yield, fixed-income securities acquired during an initial underwriting involve special credit risks because they are new issues. The investment manager will carefully review the issuer's credit and other characteristics.

The credit risk factors described above also apply to high-yield zero coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest periodically until maturity, zero coupon bonds and similar securities will not make any interest or principal payments until the cash payment date or maturity of the security. If the issuer defaults, the Fund may not obtain any return on its investment.

Illiquid securities   Generally, an "illiquid security" is any security that cannot be disposed of within seven days at approximately the amount at which the Fund has valued the instrument. Illiquid securities generally include securities for which no market exists or which are legally restricted as to their transfer (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). Restricted securities are generally sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act. If registration of a security previously acquired in a private transaction is required, the Fund, as the holder of the security, may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it will be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. To the extent the investment manager determines there is a liquid institutional or other market for restricted securities, the Fund considers them to be liquid securities. An example is a restricted security that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. Rule 144A securities may be subject, however, to a greater possibility of becoming illiquid than securities that have been registered with the SEC.

The Fund's board will review on a periodic basis any determination by the investment manager to treat a restricted security as liquid. In determining whether a restricted security is properly considered a liquid security, the investment manager takes into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) any dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., any demand, put or tender features, the method of soliciting offers, the mechanics and other requirements for transfer, and the ability to assign or offset the rights and obligations of the security). The nature of the security and its trading includes the time needed to sell the security, the method of soliciting offers to purchase or sell the security, and the mechanics of transferring the security including the role of parties such as foreign or U.S. custodians, subcustodians, currency exchange brokers, and depositories.

The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter (OTC) markets. Illiquid securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

The risk to the Fund in holding illiquid securities is that they may be more difficult to sell if the Fund wants to dispose of the security in response to adverse developments or in order to raise money for redemptions or other investment opportunities. Illiquid trading conditions may also make it more difficult for the Fund to realize a security's fair value.

The Fund may also be unable to achieve its desired level of exposure to a certain security, issuer, or sector due to overall limitations on its ability to invest in illiquid securities and the difficulty in purchasing such securities.

Investment company securities   The Fund may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto. With respect to unaffiliated funds in which the Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permits the Fund’s investments to exceed such limits in unaffiliated underlying funds. To the extent that the Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees. The Fund may also invest its cash balances in affiliated money market funds to the extent permitted by its investment policies and rules and exemptions granted under the 1940 Act.

Closed-end funds.   The shares of a closed-end fund typically are bought and sold on an exchange. The risks of investing in a closed-end investment company typically reflect the risk of the types of securities in which the closed-end fund invests. Closed-end funds often leverage returns by issuing debt securities, auction rate preferred securities or reverse-repurchase agreements. The Fund may invest in debt securities issued by closed-end funds, subject to any quality or other standards applicable to the Fund's investment in debt securities. If the Fund invests in shares issued by leveraged closed-end funds, it will face certain risks associated with leveraged investments.

Investments in closed-end funds are subject to additional risks. For example, the price of the closed-end fund's shares quoted on an exchange may not reflect the net asset value of the securities held by the closed-end fund, and the premium or discount the share prices represent versus net asset value may change over time based on a variety of factors, including supply of and demand for the closed-end fund's shares, that are outside the closed-end fund's control or unrelated to the value of the underlying portfolio securities. If the Fund invests in the closed-end fund to gain exposure to the closed-end fund's investments, the lack of correlation between the performance of the closed-end fund's investments and the closed-end fund's share price may compromise or eliminate any such exposure.

Exchange-traded funds.   The Fund may invest in exchange-traded funds (ETFs). ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers, that are components of a particular index. Such ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index's underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. More recently, actively managed ETFs have been created that are managed similarly to other investment companies.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.

ETF shares, as opposed to creation units, are generally purchased and sold by smaller investors in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although the Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the investment manager believes it is in the Fund's best interest to do so.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and have the same risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Investment grade debt securities   Debt securities that are rated Baa or higher by Moody's, BBB or higher by S&P, or unrated securities deemed by the Fund's investment manager to be of comparable quality, are considered to be "investment grade." Generally, a higher rating indicates the rating agency's opinion that there is less risk of default of obligations thereunder including timely repayment of principal and payment of interest. Debt securities in the lowest investment grade category may have speculative characteristics and more closely resemble high-yield debt securities than investment-grade debt securities. Lower-rated securities may be subject to all the risks applicable to high-yield debt securities and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

A number of risks associated with rating organizations apply to the purchase or sale of investment grade debt securities.

Mortgage-backed securities

Overview.   Mortgage-backed securities, also referred to as mortgage securities or mortgage-related securities, represent an ownership interest in a pool of mortgage loans, usually originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. A guarantee or other form of credit support may be attached to a mortgage-backed security to protect against default on obligations.

As the underlying mortgage loans are paid off, investors receive principal and interest payments, which "pass-through" when received from individual borrowers, net of any fees owed to the administrator, guarantor or other service providers. Some mortgage-backed securities make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. The primary issuers or guarantors of mortgage-backed securities have historically been the Government National Mortgage Association (GNMA, or "Ginnie Mae"), the Federal National Mortgage Association (FNMA, or "Fannie Mae") and the Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac"). Other issuers of mortgage-backed securities include commercial banks and other private lenders.

Ginnie Mae is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. Ginnie Mae guarantees the principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers). Ginnie Mae also guarantees the principal and interest on securities backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA"). Ginnie Mae's guarantees are backed by the full faith and credit of the U.S. government. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund's shares which will fluctuate daily with market conditions.

Fannie Mae is a government-sponsored corporation, but its common stock is owned by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now its common stock is owned entirely by private stockholders. Freddie Mac issues Participation Certificates (PCs), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Although the mortgage-backed securities of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. The yields on these mortgage-backed securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk. The U.S. government, in the past, provided financial support to Fannie Mae and Freddie Mac, but no assurance can be given that the U.S. government will continue to do so.

On September 6, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. Also, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement imposing various covenants that severely limit each enterprise's operations.

Fannie Mae and Freddie Mac continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations associated with its mortgage-backed securities. The FHFA has the power to repudiate any contract entered into by Fannie Mae and Freddie Mac prior to FHFA's appointment as conservator or receiver, including the guaranty obligations of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac will involve a risk of non-payment of principal and interest.

Private mortgage-backed securities.   Issuers of private mortgage-backed securities, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, are not U.S. government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities, or they may partner with a government entity by issuing mortgage loans guaranteed or sponsored by the U.S. government or a U.S. government agency or sponsored enterprise. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or government agency guarantees of payment. The risk of loss due to default on private mortgage-backed securities is historically higher because neither the U.S. government nor an agency or instrumentality have guaranteed them. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage-backed security meets the Fund's quality standards. The Fund may buy mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards. Private mortgage-backed securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, may also be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of property owners to make payments of principal and interest on the underlying mortgages. Non-government mortgage-backed securities are generally subject to greater price volatility than those issued, guaranteed or sponsored by government entities because of the greater risk of default in adverse market conditions. Where a guarantee is provided by a private guarantor, the Fund is subject to the credit risk of such guarantor, especially when the guarantor doubles as the originator.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth under "Fundamental Investment Policies," by virtue of the exclusion from that test available to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. In the case of privately issued mortgage-backed securities, the Fund categorizes the securities by the issuer's industry for purposes of the Fund's industry concentration restrictions.

Additional risks.   In addition to the special risks described below, mortgage-backed securities are subject to many of the same risks as other types of debt securities. The market value of mortgage-backed securities, like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Mortgage-backed securities differ from conventional debt securities in that most mortgage-backed securities are pass-through securities. This means that they typically provide investors with periodic payments (typically monthly) consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (net of any fees paid to the issuer or guarantor of such securities and any applicable loan servicing fees). As a result, the holder of the mortgage-backed securities (i.e., the Fund) receives scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The rate of prepayments on the underlying mortgages generally increases as interest rates decline, and when the Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage-backed securities. For this reason, pass-through mortgage-backed securities may have less potential for capital appreciation as interest rates decline and may be less effective than other types of U.S. government or other debt securities as a means of "locking in" long-term interest rates. In general, fixed rate mortgage-backed securities have greater exposure to this "prepayment risk" than variable rate securities.

An unexpected rise in interest rates could extend the average life of a mortgage-backed security because of a lower than expected level of prepayments or higher than expected amounts of late payments or defaults. In addition, to the extent mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will generally be taxable as ordinary income. Regulatory or tax changes may also adversely affect the mortgage-backed securities market as a whole.

Guarantees.   The existence of a guarantee or other form of credit support on a mortgage-backed security usually increases the price that the Fund pays for the security. There is always the risk that the guarantor will default on its obligations. When the guarantor is the U.S. government, there is minimal risk of guarantor default. However, the risk remains if the credit support or guarantee is provided by a private party or a U.S. government agency or sponsored enterprise. Even if the guarantor meets its obligations, there can be no assurance that the type of guarantee or credit support provided will be effective at reducing losses or delays to investors, given the nature of the default. A guarantee only assures timely payment of interest and principal, not a particular rate of return on the Fund's investment or protection against prepayment or other risks. The market price and yield of the mortgage-backed security at any given time are not guaranteed and likely to fluctuate.

Sector focus.   The Fund's investments in mortgage-backed securities may cause the Fund to have significant, indirect exposure to a given market sector. If the underlying mortgages are predominantly from borrowers in a given market sector, the mortgage-backed securities may respond to market conditions just as a direct investment in that sector would. As a result, the Fund may experience greater exposure to that specific market sector than it would if the underlying mortgages came from a wider variety of borrowers. Greater exposure to a particular market sector may result in greater volatility of the security's price and returns to the Fund, as well as greater potential for losses in the absence or failure of a guarantee to protect against widespread defaults or late payments by the borrowers on the underlying mortgages.

Similar risks may result from an investment in mortgage-backed securities if real properties securing the mortgage-backed securities are located in the same geographical region or dependent upon the same industries or sectors. Such mortgage-backed securities will experience greater risk of default or late payment than other comparable but diversified securities in the event of adverse economic, political or business developments because of the widespread affect an adverse event will have on borrowers' ability to make payments on the underlying mortgages.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain mortgage-backed investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) have increased recently and may continue to increase. A decline in or plateauing of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy.

Private investments   Consistent with its investment goals and policies, an underlying fund may from time to time make private investments in companies whose securities are not publicly traded, including late stage private placements. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for the securities. An underlying fund will generally treat these securities as illiquid.

Real estate investment trusts (REITs)   The Fund may invest in REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments. REITs are subject to risks related to the skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors. An investment in REITs includes the possibility of a decline in the value of real estate, possible lack of available money for loans to purchase real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, prolonged vacancies in rental properties, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, costs of clean up and liability to third parties resulting from environmental problems, costs associated with damage from natural disasters not covered by insurance and increases in interest rates. The value of securities of companies that service the real estate industry will also be affected by these risks.

In addition, equity REITs are affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs are affected by the quality of the properties to which they have extended credit. Equity and mortgage REITs are dependent upon the REITs management skill. REITs may not be diversified and are subject to the risks of financing projects.

Repurchase agreements   Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows the Fund to earn a return on cash in the Fund's portfolio that would otherwise remain un-invested. The bank or broker-dealer must transfer to the Fund's custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The investment manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities and additional expenses in seeking to enforce the Fund's rights and recover any losses. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the investment manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high quality collateral, some credit risk remains. The counterparty could default which may make it necessary for the Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by the Fund.

A repurchase agreement with more than seven days to maturity is considered an illiquid security and is subject to the Fund's investment restriction on illiquid securities.

Joint transactions.   The Fund may participate in joint repurchase agreement arrangements with, and combine orders to buy or sell securities with orders from, other funds managed by the manager and its affiliates. The Fund may also invest in shares of one or more money market funds managed by the manager or its affiliates.

Reverse repurchase agreements   Reverse repurchase agreements are the opposite of repurchase agreements but involve similar mechanics and risks. The Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed price, date and interest payment. Reverse repurchase agreements may be considered a borrowing under the federal securities laws, and therefore the Fund must have at least 300% asset coverage (total assets less liabilities, excluding the reverse repurchase agreement). Cash or liquid high-grade debt securities having an initial market value, including accrued interest, equal to at least 100% of the dollar amount sold by the Fund are segregated, i.e., set aside, as collateral and marked-to-market daily to maintain coverage of at least 100%. These transactions may increase the volatility of the Fund’s income or net asset value. The Fund carries the risk that any securities purchased with the proceeds of the transaction will depreciate or not generate enough income to cover the Fund’s obligations under the reverse repurchase transaction. These transactions also increase the interest and operating expenses of the Fund. Although reverse repurchase agreements are borrowings under the 1940 Act, the Fund does not treat these arrangements as borrowings under its investment restrictions, provided they are segregated on the books of the Fund or its custodian.

Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. A default by the purchaser might cause the Fund to experience a loss or delay in the liquidation costs. The Fund generally enters into reverse repurchase agreements with domestic or foreign banks or securities dealers. The investment manager will evaluate the creditworthiness of these entities prior to engaging in such transactions and it will conduct these activities under the general supervision of the board of trustees.

Securities lending   To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers (referred to as "borrowers"). In exchange, the Fund receives cash collateral from a borrower at least equal to the value of the security loaned by the Fund. Cash collateral typically consists of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, and irrevocable letters of credit. The Fund may invest this cash collateral while the loan is outstanding and generally retains part or all of the interest earned on the cash collateral. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income.

For each loan, the borrower usually must maintain with the Fund's custodian collateral with an initial market value at least equal to 102% of the market value of the domestic securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Such collateral will be marked-to-market daily, and if the coverage falls below 100%, the borrower will be required to deliver additional collateral equal to at least 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned).

The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Fund will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Fund to greater market risk including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower's default, losses on the loan secured by that collateral.

The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board (i.e., banks or broker-dealers that the investment manager has determined are not apparently at risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan). In addition, pursuant to the 1940 Act and SEC interpretations thereof, the aggregate market value of securities that may be loaned by a Fund is limited to 33 1/3% of the Fund's total assets or such lower limit as set by the Fund or its board.

Structured investments   Structured investments are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of a security or securities and then issuing that restructured security. Restructuring involves the deposit with, or purchase by, an entity (such as a corporation or trust) of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments.

Subordinated classes typically have higher yields and present greater risks than unsubordinated classes. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. The risks associated with investing in a structured investment are usually tied to the risks associated with investing in the underlying instruments and securities. The risks will also depend upon the comparative subordination of the class held by the Fund, relative to the likelihood of a default on the structured investment. To the extent that the Fund is exposed to default, the Fund's structured investment may involve risks similar to those of high-yield debt securities. Structured investments typically are sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are deemed to be illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.

These entities typically are organized by investment banking firms that receive fees in connection with establishing each entity and arranging for the placement of its securities. The Fund will indirectly pay its portion of these fees in addition to the fees associated with the creation and marketing of the underlying instruments and securities. If an active investment management component is combined with the underlying instruments and securities in the structured investment, there may be ongoing advisory fees which the Fund's shareholders would indirectly pay.

Temporary investments   When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in temporary defensive investments, including cash, cash equivalents or other high quality short-term investments, such as short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers acceptances, and other money market equivalents. To the extent allowed by exemptions from and rules under the 1940 Act and the Fund's other investment policies and restrictions, the investment manager also may invest the Fund's assets in shares of one or more money market funds managed by the investment manager or its affiliates. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests. Temporary defensive investments can and do experience defaults. The likelihood of default on a temporary defensive investment may increase in the market or economic conditions which are likely to trigger the Fund's investment therein. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When the Fund's assets are invested in temporary investments, the Fund may not be able to achieve its investment goal.

Trade claims   Trade claims are direct obligations or claims against companies that are in bankruptcy or other financial difficulty that are purchased from the creditors of such companies. For buyers, such as the Fund, trade claims offer the potential for profits because they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full face value of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are not backed by collateral or other forms of credit support. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. There is usually a substantial delay between purchasing a trade claim and receiving any return. Trade claims are not regulated by federal securities laws or the SEC, so the Fund's investment will not receive the same investor protections as with regulated securities. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding.

Unrated debt securities   Not all debt securities or their issuers are rated by rating agencies, sometimes due to the size of or manner of the securities offering, the decision by one or more rating agencies not to rate certain securities or issuers as a matter of policy, or the unwillingness or inability of the issuer to provide the prerequisite information and fee to the rating agencies. Some debt securities markets may have a disproportionately large number of unrated issuers.

In evaluating unrated securities, the investment manager may consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Although unrated debt securities may be considered to be of investment grade quality, issuers typically pay a higher interest rate on unrated than on investment grade rated debt securities. Less information is typically available to the market on unrated securities and obligors, which may increase the potential for credit and valuation risk.

U.S. government securities   U.S. government securities include obligations of, or guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government. These include U.S. Treasury obligations and securities issued by the Government National Mortgage Association (GNMA). A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks.

A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by the Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In the event of a default, an investor like the Fund would only have legal recourse to the issuer, not the U.S. government. Although the U.S. government has provided support for these securities in the past, there can be no assurance that it will do so in the future. The U.S. government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by the Fund.

When-issued, delayed delivery and to-be-announced transactions   When-issued, delayed delivery and to-be-announced (TBA) transactions are arrangements under which the Fund buys securities that have been authorized but not yet issued, with payment for and delivery of the security scheduled for a future time. To the extent the Fund engages in these transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment goals, policies and restrictions. Although the Fund will generally buy securities on a when-issued or TBA basis with the intention of holding the securities, the Fund may sell the securities before the settlement date if the investment manager believes it is advisable to do so.

Entering into a when-issued, delayed delivery or TBA transaction may be viewed as a form of leverage and will result in associated risks for the Fund. To mitigate these risks, when the Fund enters into this type of transaction, it will segregate liquid assets as set forth in the "Segregation of assets" under "Borrowing".

When-issued and delayed-delivery transactions also are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed.

The Fund also relies on the seller to complete the transaction. The seller's failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. Although their price typically reflects accrued interest, securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Purchases of debt securities on a when-issued or delayed delivery basis are also subject to the risk that the market value or the yield at delivery may be more or less than the market price or yield available when the transaction was entered into.

Zero coupon, deferred interest and pay-in-kind bonds   Zero coupon or deferred interest bonds are debt securities that make no periodic interest payments until maturity or a specified date when the securities begin paying current interest (the "cash payment date"). Zero coupon and deferred interest bonds generally are issued and traded at a discount from their face amount or par value.

The original discount on zero coupon or deferred interest bonds approximates the total amount of interest the bonds will accumulate over the period until maturity or the first cash payment date and compounds at a rate of interest reflecting the market rate of the security at the time of issuance. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the market for the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches. The discount typically increases as interest rates rise, the market becomes less liquid or the creditworthiness of the issuer deteriorates.

Pay-in-kind bonds are debt securities that provide for interest payments to be made in a form other than cash, generally at the option of the issuer. Common forms include payment of additional bonds of the same issuer or an increase in principal underlying the pay-in-kind bonds. To the extent that no cash income will be paid for an extended period of time, pay-in-kind bonds resemble zero coupon or deferred interest bonds and are subject to similar influences and risks.

Because investors receive no cash prior to the maturity or cash payment date, an investment in debt securities issued at a discount generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

The following is a description of the general risks associated with the Fund's investing in debt securities:

Credit risk   Debt securities are subject to the risk of an issuer's (or other party's) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund's ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market's perception of the creditworthiness of the issuer.

The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the investment manager or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors' interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party's ability to meet obligations is speculative.

Obligations under debt securities held by the Fund may never be satisfied or, if satisfied, only satisfied in part.

Some securities are subject to risks as result of a credit downgrade or default by a government, or its agencies' instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third party source, such as Moody's or S&P® to help describe the creditworthiness of the issuer.

Debt securities ratings   The investment manager performs its own independent investment analysis of securities being considered for the Fund's portfolio, which includes consideration of, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The investment manager also considers the ratings assigned by various investment services and independent rating organizations, such as Moody's and S&P, that publish ratings based upon their assessment of the relative creditworthiness of the rated debt securities. Generally, a lower rating indicates higher credit risk. Higher yields are ordinarily available from debt securities in the lower rating categories. These ratings are described at the end of this SAI under "Description of Ratings."

Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor's ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency's current opinion of an obligor's overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency's prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating. Additionally, legislation has recently been enacted in an effort to reform rating agencies. Rules have also recently been adopted by the SEC to require rating agencies to provide additional disclosure and reduce conflicts of interest, and further reform has been proposed. It is uncertain how such legislation or additional regulation might impact the ratings agency business and the investment manager's use of ratings in its investment process.

Extension risk   The market value of some debt securities, particularly mortgage-backed securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. This risk is extension risk. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. As a consequence, the security's effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.

Income risk   The Fund is subject to income risk, which is the risk that the Fund's income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. The Fund's income declines when interest rates fall because, as the Fund's higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that the Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Fluctuations in income paid to the Fund are generally greater for variable rate debt securities. The Fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. The Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.

Inflation risk   The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Interest rate risk   The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer the Fund's average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price.

Prepayment risk   Debt securities, especially bonds that are subject to "calls," such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been "called" or "prepaid" will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as a fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates.

Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.

Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security's issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

The following is a description of other risks associated with the Fund's investments:

Focus   The greater the Fund's exposure to (or focus on) any single type of investment – including investment in a given industry, sector, country, region, or type of security – the greater the impact the performance of that investment will have on the Fund's performance. To the extent the Fund has greater exposure to any single type of investment, the Fund's potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments.

The Fund's exposure to such industries, sectors, regions and other investments may also arise indirectly through the Fund's investments in debt securities (e.g. mortgage or asset-backed securities) that are secured by such investments. Similar risks associated with focusing on a particular type of investment may result if real properties and collateral securing the Fund's investments are located in the same geographical region or subject to the same risks or concerns.

Inside information risk   The investment manager (through its representatives or otherwise) may receive information that restricts the investment manager's ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund's flexibility with respect to buying or selling securities.

Liquidity   Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer's financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. Additionally, the market for certain debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases.

The Fund may also need to sell some of the Fund's more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint. Reduced liquidity may also have an adverse impact on a security's market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses. Reduced liquidity in the secondary market for certain securities will also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices.

To the extent that the Fund's principal investment strategies involve foreign (non-U.S.) securities or securities with a thin trading market, the Fund will tend to have greater exposure to liquidity risk.

Management   The investment manager's judgments about markets, interest rates or the attractiveness, relative values or potential appreciation of particular investment strategies or sectors or securities purchased for the Fund's portfolio may prove to be incorrect, all of which could cause the Fund to perform less favorably and may result in a decline in the Fund's share price.

The investment manager selects investments for the Fund based in part on information and data that the issuers of such securities file with various government agencies or make directly available to the investment manager or that the investment manager obtains from other sources. The investment manager is not in a position to confirm the completeness, genuineness or accuracy of such information and data, and in some cases, complete and accurate information is not readily available. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal. Management risk is greater when less qualitative information is available to the investment manager about an investment.

Market risk   The market value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to general market conditions which are not specifically related to a single corporate borrower or security issuer. These general market conditions include real or perceived adverse economic or regulatory conditions, changes in the general outlook for corporate earnings, changes in interest or currency exchange rates or adverse investor sentiment generally. Market values may also decline due to factors which affect a particular industry or sector, such as labor shortages or increased production costs and competitive conditions within an industry, or a particular segment, such as mortgage or government securities. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that the Fund's securities will participate in or otherwise benefit from the advance.

Portfolio turnover   Portfolio turnover is a measure of how frequently the Fund's portfolio securities are bought and sold. High portfolio turnover rates generally increase transaction costs, which are Fund expenses. Such portfolio transactions may also result in the realization of taxable capital gains, including short-term capital gains, which are generally taxable at ordinary income tax rates for federal income tax purposes for shareholders subject to income tax and who hold their shares in a taxable account. Higher transaction costs reduce the Fund's returns.

The SEC requires annual portfolio turnover to be calculated generally as the lesser of a fund's purchases or sales of portfolio securities during a given fiscal year, divided by the monthly average value of the Fund's portfolio securities owned during that year (excluding securities with a maturity or expiration date that, at the time of acquisition, was less than one year). For example, a fund reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. The portfolio turnover rates for the Fund are disclosed in the sections entitled "Portfolio Turnover" and "Financial Highlights" of the Fund's prospectus.

Portfolio turnover is affected by factors within and outside the control of the Fund and its investment manager. The investment manager's investment outlook for the type of securities in which the Fund invests may change as a result of unexpected developments in domestic or international securities markets, or in economic, monetary or political relationships. High market volatility may result in the investment manager using a more active trading strategy than it might have otherwise pursued. The Fund's investment manager will consider the economic effects of portfolio turnover but generally will not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment policies or management personnel, as well as individual portfolio transactions.

Factors wholly outside the control of the investment manager that may increase portfolio turnover include increased merger and acquisition activity, or increased rates of bankruptcy or default, that may create involuntary transactions for funds that hold affected securities.

The rate of bond calls by issuers of fixed-income debt securities may increase as interest rates decline. This causes "sales" of called bonds by the Fund and the subsequent purchase of replacement investments.

In addition, redemptions or exchanges by investors may require the liquidation of portfolio securities. Changes in particular portfolio holdings may also be made whenever a security is considered to be no longer the most appropriate investment for the Fund, or another security appears to have a relatively better opportunity.

Policies and Procedures Regarding the Release of Portfolio Holdings

The Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Fund's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Fund's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is generally released no sooner than 20 calendar days after the end of each calendar quarter. Commentaries and other materials that may reference specific holdings information of the Fund as of the most recent calendar quarter end are also subject to the same 20-day lag requirement. Other descriptive information, such as the Fund's top 10 holdings, may be released monthly, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempletoninstitutional.com.

To the extent that this policy would permit the release of portfolio holdings information regarding a particular portfolio holding for the Fund that is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or fiduciary duties owed to Fund shareholders. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Fund's Chief Compliance Officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund, and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets. In addition, should the Fund process a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

The specific entities to whom the Fund may provide portfolio holdings in advance of their release to the general public are:

  Bloomberg, Capital Access, CDA (Thomson Reuters), FactSet, Fidelity Advisors, Standard & Poor's, Vestek, and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end.
  Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, including: Custodian Bank: JPMorgan Chase Bank; Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel: Bleakley, Platt & Schmidt, LLP; Proxy Voting Services: Glass, Lewis & Co., LLC and Institutional Shareholder Services, Inc.; Brokerage Analytical Services: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; Financial Printers: RR Donnelley & Sons Company or GCOM Solutions, Inc.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

  The recipient agrees to keep confidential, and to limit the dissemination of, any portfolio holdings information received.
  The recipient agrees not to trade on the non-public information received, including some or all of the following: (1) agreeing not to purchase or sell any portfolio securities based on any information received; (2) agreeing not to trade against any U.S. registered Franklin or Templeton fund, including the Fund; (3) agreeing not to knowingly engage in any trading practices that are adverse to any such fund; and (4) agreeing not to trade in shares of any such fund.
  The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Fund's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Fund, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Fund. To mitigate such risks, such information may only be disclosed for portfolio analytics, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager: (1) agrees to maintain such information as confidential, including limiting the dissemination of such information, (2) is prohibited from trading on the information received, including (a) purchasing or selling any portfolio securities based on any information received; (b) trading against any U.S. registered Franklin or Templeton fund, including the Fund; (c) knowingly engaging in any trading practices that are adverse to any such fund; and (d) trading in shares of any such fund that is substantially similar to the offshore fund, and (3) agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton. In addition, an offshore fund may release information regarding the top contributors and detractors to such fund’s portfolio performance monthly to those recipients who have executed a non-disclosure agreement containing the provisions described above, or who have confirmed electronically its agreement to such provisions. Country-specific offshore funds that are not, in the aggregate, substantially similar to the holdings of a U.S. registered Franklin or Templeton fund, are not subject to the restrictions imposed by the policy.

Certain F-T Managers serve as investment advisers to privately placed funds that are exempt from registration, including Canadian institutional pooled funds and commingled trusts maintained by a Franklin Templeton trust company. In certain circumstances, such unregistered private funds may have portfolio holdings that are not, in the aggregate, substantially similar to the holdings of a U.S. registered fund, as determined by the Chief Compliance Officer or his/her designee. Under such circumstances the release of portfolio holdings information to a client or potential client of the unregistered private fund may be permissible. In circumstances where an unregistered private fund invests in portfolio securities that, in the aggregate, are substantially similar to the holdings of a U.S. registered fund, such private funds are subject to the restrictions imposed by the policy, except that the release of holdings information to a current investor in the private fund is permissible conditioned upon such investor’s execution of a non-disclosure agreement to mitigate the risk that portfolio holdings information may be used to trade inappropriately against a fund. Such non-disclosure agreement must provide that the investor: (1) agrees to maintain such information as confidential, including limiting the dissemination of such information (except that the investor may be permitted to disseminate such information to an agent as necessary to allow the performance of portfolio analytics with respect to the investor’s investment in the private fund), and (2) is prohibited from trading on the information received, including (a) trading against any U.S. registered Franklin or Templeton fund, including the Fund; (b) knowingly engaging in any trading practices that are adverse to any such fund; and (c) trading in shares of any U.S. registered Franklin or Templeton fund that is managed in a style substantially similar to that of the private fund.

Some F-T Managers serve as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex ("other funds"), which may be managed in a style substantially similar to that of a U.S. registered Franklin or Templeton fund. Such other funds are not subject to the Fund's portfolio holdings release policy. The sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Fund discloses its portfolio holdings.

In addition, some F-T Managers also serve as investment managers to separate accounts, which are subject to the Fund’s policy with respect to the release of the separate account’s holdings to consultants and potential clients. Separate accounts that are not, in the aggregate, substantially similar to the holdings of a U.S. registered Franklin or Templeton fund, however, are not subject to the restrictions imposed by the policy.

The Fund's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Fund's board, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

Officers and Trustees

The Templeton Institutional Funds (Trust) has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The board also monitors Foreign Equity Series to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

Independent Board Members
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	132	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	35	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years:
Independent strategic and financial consultant; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1990	25	Talon Metals Corp. (mining exploration), Fortis, Inc. (utility holding company) and AML Foods Limited (retail distributors).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	132	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company; and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	32	Emeritus Corporation (assisted living) (1999-2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	132	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years:
John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011); and formerly, Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-May 2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1990	25	None
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2007	42	El Oro Ltd (investments).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice (1973-2009) and member of various boards.

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Charles B. Johnson[2] (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee, Chairman of the Board and Vice President	Trustee and Vice President since 1993 and Chairman of the Board since 1995	132	None
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Gregory E. Johnson[3] (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	92	None
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since April 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1996	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

Mark Mobius (1936) 17th Floor The Chater House 8 Connaught Road Central Hong Kong	Vice President	Since 1993	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Emerging Markets Group; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

Gary P. Motyl (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	President and Chief Executive Officer - Investment Management	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2004 and Vice President since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since May 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

1. We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

2. Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

3. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

The Trust's independent board members constitute the sole independent board members of 14 investment companies in the Franklin Templeton Investments complex for which each independent board member currently is paid a $155,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled board meeting, a portion of which fees are allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held board meetings. The Trust's lead independent trustee is paid an annual supplemental retainer of $25,000 for service to such investment companies, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. David W. Niemiec, who serves as chairman of the Audit Committee of the Trust and such other funds receives an additional fee of $15,000 per year, a portion of which is allocated to the Trust. Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting. The following table provides the total fees paid to independent board members by the Trust and by other funds in Franklin Templeton Investments.

Name	Total Fees Received from the Trust ($)[1]	Total Fees Received from Franklin Templeton Investments ($)[2]	Number of Boards in Franklin Templeton Investments on which Each Serves[3]
Harris J. Ashton	19,372	468,000	41
Ann Torre Bates[4]	21,602	365,000	17
Frank J. Crothers	20,362	194,000	14
Edith E. Holiday	20,669	503,000	41
J. Michael Luttig	19,510	488,000	41
David W. Niemiec	23,290	268,000	16
Frank A. Olson	19,510	486,000	41
Larry D. Thompson	19,510	593,000	44
Constantine D. Tseretopoulos	21,602	196,000	14
Robert E. Wade[4]	19,510	517,000	19

1. For the fiscal year ended December 31, 2011.

2. For the calendar year ended December 31, 2011.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

4. Ann Torre Bates and Robert E. Wade are also independent board members of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for the Trust.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Fund on December 31, 2011.

Independent Board Members

Name of Board Member	Dollar Range of Equity Securities in Each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Harris J. Ashton	None	Over $100,000
Ann Torre Bates	None	Over $100,000
Frank J. Crothers	None	Over $100,000
Edith E. Holiday	None	Over $100,000
J. Michael Luttig	None	Over $100,000
David W. Niemiec	None	Over $100,000
Frank A. Olson	None	Over $100,000
Larry D. Thompson	None	Over $100,000
Constantine D. Tseretopoulos	None	Over $100,000
Robert E. Wade	None	Over $100,000

Interested Board Members

Name of Board Member	Dollar Range of Equity Securities in Each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Charles B. Johnson	None	Over $100,000
Gregory E. Johnson	None	Over $100,000

Board committees   The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust: Ann Torre Bates, Frank J. Crothers, David W. Niemiec and Constantine D. Tseretopoulos. The Nominating Committee is comprised of the following independent trustees of the Trust: Frank J. Crothers, Edith E. Holiday and Frank A. Olson.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board members by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 33030, St. Petersburg, FL 33733-8030 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (1940 Act); and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended December 31, 2011, the Audit Committee met three times; the Nominating Committee met three times.

Board role in risk oversight   The board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by management, in consultation with the board and its counsel. These reports address certain investment, valuation and compliance matters. The board also may receive special written reports or presentations on a variety of risk issues, either upon the board’s request or upon the investment manager’s initiative. In addition, the Audit Committee of the board meets regularly with the investment manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the Fund.

With respect to investment risk, the board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the boards to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the investment manager’s investment risk personnel meet regularly with the board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives.

With respect to valuation, the Fund’s administrator provides regular written reports to the board that enable the board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s auditors in connection with such Committee’s review of the results of the audit of the Fund’s year end financial statement.

With respect to compliance risks, the board receives regular compliance reports prepared by the investment manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. In accordance with SEC requirements, the independent board members meet regularly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the board. The Fund’s board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The investment manager periodically provides an enterprise risk management presentation to the board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board structure   Seventy-five percent or more of board members consist of independent board members who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the board is also served by a lead independent board member. The lead independent board member, together with independent counsel, reviews proposed agendas for board meetings and generally acts as a liaison with management with respect to questions and issues raised by the independent board members. The lead independent board member also presides at separate meetings of independent board members held in advance of each scheduled board meeting where various matters, including those being considered at such board meeting are discussed. It is believed such structure and activities assure that proper consideration is given at board meetings to matters deemed important to the Fund and its shareholders.

Trustee qualifications   Information on the Fund's officers and board members appears above including information on the business activities of board members during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Fund board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. The board believes that the specific background of each board member evidences such ability and is appropriate to his or her serving on the Fund's board. As indicated, Harris J. Ashton and Frank A. Olson have both served as chief executive officers of New York Stock Exchange listed public corporations; Larry D. Thompson and Edith E. Holiday, each have legal backgrounds, including high level legal positions with departments of the U.S. Government; David W. Niemiec and Ann Torre Bates have each been chief financial officers of major corporations; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge; Robert E. Wade has over thirty years of experience as a practicing attorney; Constantine Dean Tseretopoulos has professional and executive experience as founder and Chief of Staff of a hospital; Frank J. Crothers has served as the chief executive officer of several foreign closely held corporations; and Charles B. Johnson and Gregory E. Johnson are both high ranking executive officers of Franklin Templeton Investments.

Fair Valuation and Liquidity

The Fund's board of trustees has delegated to the investment manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The investment manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings.

The Fund's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

Proxy Voting Policies and Procedures

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager. Foreign Equity Series, Global Equity Series and Smaller Companies Series manager is Templeton Investment Counsel, LLC. The Emerging Markets Series manager is Templeton Asset Management Ltd.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a U.S. SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles   The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors.   The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of auditors of portfolio companies.   The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence.

Management and director compensation.   A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.   The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure.   The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.   Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues.   The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders.

Global corporate governance.   Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Management and Other Services

Investment manager and services provided   Foreign Equity Series, Global Equity Series and Smaller Companies Series investment manager is Templeton Investment Counsel, LLC. The Emerging Markets Series investment manager is Templeton Asset Management Ltd. The investment managers are indirect, wholly owned subsidiaries of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The investment manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The investment manager also selects the brokers who execute the Fund's portfolio transactions. The investment manager provides periodic reports to the board, which reviews and supervises the investment manager's investment activities. To protect the Fund, the investment manager and its officers, directors and employees are covered by fidelity insurance.

The Templeton organization has been investing globally since 1940. The investment manager and its affiliates have offices in Argentina, Australia, Austria, Bahamas, Brazil, Canada, China, Colombia, France, Germany, the Netherlands, Hong Kong, Hungary, India, Italy, Japan, Luxembourg, Malaysia, Mexico, Poland, Romania, Russia, Singapore, Slovakia, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, Turkey, United Arab Emirates, United Kingdom, the United States and Vietnam.

The investment manager and its affiliates manage numerous other investment companies and accounts. The investment manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the investment manager on behalf of the Fund. Similarly, with respect to the Fund, the investment manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the investment manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The investment manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the investment manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its investment manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its investment manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Management fees   Foreign Equity Series and Global Equity Series pays the investment manager a fee equal to an annual rate of:

  0.70% of the value of net assets up to and including $1 billion;
  0.68% of the value of net assets over $1 billion up to and including $5 billion;
  0.66% of the value of net assets over $5 billion up to and including $10 billion;
  0.64% of the value of net assets over $10 billion up to and including $15 billion;
  0.62% of the value of net assets over $15 billion up to and including $20 billion; and
  0.60% of the value of net assets over $20 billion.

Each class of Foreign Equity Series shares pays its proportionate share of the fee.

Prior to May 1, 2010, Emerging Markets Series paid the investment manager a fee equal to an annual rate of:

  1.25% of the value of net assets up to and including $1 billion;
  1.20% of the value of net assets over $1 billion up to and including $5 billion;
  1.15% of the value of net assets over $5 billion up to and including $7.5 billion;
  1.125% of the value of net assets over $7.5 billion up to and including $10 billion;
  1.10% of the value of net assets over $10 billion up to and including $15 billion;
  1.05% of the value of net assets over $15 billion up to and including $20 billion; and
  1.00% of the value of net assets over $20 billion.

From May 1, 2010 to April 30, 2011, Emerging Markets Series paid the investment manager a fee equal to an annual rate of:

  1.25% of the value of net assets up to and including $500 million;
  1.20% of the value of net assets over $500 million up to and including $5 billion;
  1.15% of the value of net assets over $5 billion up to and including $7.5 billion;
  1.125% of the value of net assets over $7.5 billion up to and including $10 billion;
  1.10% of the value of net assets over $10 billion up to and including $15 billion;
  1.05% of the value of net assets over $15 billion up to and including $20 billion; and
  1.00% of the value of net assets over $20 billion.

Effective May 1, 2011, Emerging Markets Series pays the investment manager a fee equal to an annual rate of:

  1.10% of the value of net assets up to and including $1 billion;
  1.05% of the value of net assets over $1 billion up to and including $5 billion;
  1.00% of the value of net assets over $5 billion up to and including $10 billion;
  0.95% of the value of net assets over $10 billion up to and including $15 billion;
  0.90% of the value of net assets over $15 billion up to and including $20 billion;
  0.85% of the value of net assets over $20 billion

The Foreign Smaller Companies Series pays the investment manager a fee equal to an annual rate of:

  0.75% of the value of net assets up to and including $1 billion;
  0.73% of the value of net assets over $1 billion up to and including $5 billion;
  0.71% of the value of net assets over $5 billion up to and including $10 billion;
  0.69% of the value of net assets over $10 billion up to and including $15 billion;
  0.67% of the value of net assets over $15 billion up to and including $20 billion; and
  0.65% of the value of net assets over $20 billion.

The fee is calculated daily and paid monthly according to the terms of the management agreement.

For the last three fiscal years ended December 31, the Fund paid the following management fees:

	Management Fees Paid ($)
	2011	2010	2009
Emerging Markets Series[1]	11,164,862	18,663,725	16,826,670
Foreign Equity Series[2]	41,410,901	39,690,041	34,850,542
Smaller Companies Series	2,134,778	1,192,420	660,245
Global Equity Series	2,297,839	1,433,941	926,216

1. For the fiscal years ended December 31, 2011, 2010 and 2009 management fees, before any reduction, totaled $11,196,025, $18,786,331 and $16,907,432, respectively. Under an agreement by the investment manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

2. For the fiscal years ended December 31, 2011, 2010 and 2009, management fees, before any reduction, totaled $41,715,251, $40,151,724 and $35,381,223, respectively. Under an agreement by the investment manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

Portfolio managers   This section reflects information about the portfolio managers as of December 31, 2011.

The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[2]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[2]	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x $1 million)[2]
Foreign Equity Series
Gary P. Motyl	10	5,989.3	5	1,761.1	46	7,221.5
Antonio T. Docal	6	1,800.6	4	1,428.6	45	5,471.4
Peter A. Nori	9	8,106.9	2	924.6	28	4,807.1
Cindy L. Sweeting	10	5,364.0	1	456.8	20	5,459.7
Emerging Markets Series
Mark Mobius	11	6,531.4	36	26,112.4	19	5,911.8
Dennis Lim	7	5,335.4	5	846.2	2	292.3
Tom Wu	7	5,335.4	5	1,558.3	0	N/A
Allan Lam	7	5,083.4	4	14,914.5	5	3,736.3
Global Equity Series
Gary P. Motyl	10	11,038.9	5	1,761.1	46	7,221.5
Antonio T. Docal	6	6,850.2	4	1,428.6	45	5,471.4
Peter A. Nori	9	7,232.3	1	1,117.4	22	2,479.9
Neil Devlin	5	3,744.5	7	17,911.2	40	6,464.0
Smaller Companies Series
Harlan Hodes	2	1,387.6	3	1,604.1	3	652.9
Cindy L. Sweeting	10	10,467.5	1	456.8	20	5,459.7

1. These figures represent registered investment companies other than the Funds that are included in this SAI.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.   The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Templeton Investment Counsel, LLC

Compensation.   The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary   Each portfolio manager is paid a base salary.

Annual bonus   Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.
  Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.
  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation   Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Templeton Asset Management Ltd.

Compensation.   The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary   Each portfolio manager is paid a base salary.

Annual bonus   Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of a Franklin Templeton fund which vest over a three-year period (17.5% to 25%) and other mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Non-investment performance. The more qualitative contributions of a portfolio manager to the investment manager’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.
  Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.
  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation   Portfolio managers may also be awarded restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.   The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Each Fund Shares Beneficially Owned
Neil Devlin	None
Antonio T. Docal	Foreign Equity Series $50,001 - $100,000
Harlan Hodes	None
Dennis Lim	None
Mark Mobius	None
Gary P. Motyl	None
Peter A. Nori	None
Cindy L. Sweeting	None
Tom Wu	None

Administrator and services provided   Franklin Templeton Services, LLC (FT Services) has an agreement with the trust to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees   Foreign Equity and Emerging Markets Series pay FT Services a monthly fee equal to an annual rate of:

  0.150% of the Fund's average daily net assets up to $200 million;
  0.135% of average daily net assets over $200 million up to $700 million;
  0.100% of average daily net assets over $700 million up to $1.2 billion; and
  0.075% of average daily net assets over $1.2 billion.

Foreign Smaller Companies Series and Global Equity Series pay FT Services a monthly fee equal to an annual rate of 0.20% of the Fund's average daily net assets.

For the last three fiscal years ended December 31, the Fund paid FT Services the following administration fees:

	Administration Fees Paid ($)
	2011	2010	2009
Emerging Markets Series[1]	604,444	1,276,257	1,158,322
Foreign Equity Series	5,054,575	4,897,104	4,393,438
Smaller Companies Series[2]	361,338	150,179	33,454
Global Equity Series[3]	197,625	81,626	29,944

1. For the fiscal year ended December 31, 2011, administration fees, before any advance waiver, totaled $799,101. The administrator has agreed in advance to waive or limit fees in order to keep the total expenses of the Fund to a certain annual limit. The Fund paid administration fees shown.

2. For the fiscal years ended December 31, 2011, 2010 and 2009, administration fees, before any advance waiver, totaled $569,274, $317,979 and $176,065, respectively. The administrator has agreed in advance to waive or limit fees in order to keep the total expenses of the Fund to a certain annual limit. The Fund paid administration fees shown.

3. For the fiscal years ended December 31, 2011, 2010 and 2009, administration fees before any advance waiver totaled $656,526, $409,697 and $264,633, respectively. Under an agreement by the administrator to waiver or limit its fees, the Fund paid administration fees shown.

Shareholder servicing and transfer agent   Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 33030, St. Petersburg, FL 33733-8030.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

Custodian   JPMorgan Chase Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Fund's assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

Independent Registered Public Accounting Firm   PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Fund's Annual Report to Shareholders.

Portfolio Transactions

The investment manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the investment manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the investment manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the investment manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The investment manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the investment manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The investment manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the investment manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the investment manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the investment manager may use soft dollars to acquire both proprietary and third-party research.

The research services that brokers may provide to the investment manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the investment manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the investment manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the investment manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the investment manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the investment manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the investment manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the Financial Industry Regulatory Authority (FINRA), it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the investment manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the investment manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the investment manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

For the last three fiscal years ended December 31, the Fund paid the following brokerage commissions:

	Brokerage Commissions ($)
	2011	2010	2009
Emerging Markets Series	1,378,676	2,077,067	2,636,124
Foreign Equity Series	1,569,844	2,850,677	1,717,379
Smaller Companies Series	177,659	204,480	75,000
Global Equity Series	342,540	312,504	183,780

For the fiscal year ended December 31, 2011, the Fund did not pay brokerage commissions to brokers who provided research services.

As of December 31, 2011, Foreign Equity Series owned securities issued by Credit Suisse Holdings, Nomura Securities, LTD and UBS Securities, LLC, valued in the aggregate at $30,696,484, 149,248 and 30,551,377, respectively. Global Equity Series owned securities issued by UBS Securities, LLC, Nomura Securities, LTD, Credit Suisse Holdings, Morgan Stanley & Co, Inc. and Royal Bank of Canada, valued in the aggregate at $704,387, $2,282,925, $2,534,987,$5,264,635 and $9,400,000, respectively. Except as noted, the Fund did not own any securities issued by its regular broker-dealers.

Distributions and Taxes

References to "the Code" and other references to the U.S. Federal income tax law, refer to the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder.

Multiclass distributions   For the Foreign Equity Series, this Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, because the Service Shares bear a sub-transfer agency fee that is not imposed on the Primary Shares.

Distributions   The Fund intends to declare and pay income dividends at least twice annually from its net investment income. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary or appropriate in the Board’s discretion. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value unless you elect to receive them in cash. Distributions declared in December to shareholders of record in such month and paid in January are taxable as if they were paid in December.

Distributions of net investment income.   The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you at ordinary income tax rates. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Distributions of capital gains.   The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund (in excess of any available capital loss carryovers) generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (0% for individuals in the 10% and 15% federal income tax brackets). These reduced rates of taxation of capital gain dividends and net long-term capital gains are scheduled to sunset on December 31, 2012, unless extended or made permanent before that date. If these rates do sunset at the end of 2012, the rates for taxation of net capital gains that were in effect prior to these changes, including provisions for the taxation of five-year gains, will again be effective for 2013 and later years.

Returns of capital.   If the Fund's distributions exceed its earnings and profits (i.e., its taxable income and realized capital gains) for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain. In the case of a non-calendar year fund, earnings and profits are first allocated to distributions made on or before December 31 of its taxable year and then to distributions made thereafter, effective for taxable years beginning after December 22, 2010. The effect of this provision is to “push” returns of capital into the next calendar year.

Investments in foreign securities   The following paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

Pass-through of foreign tax credits.   The Fund may be subject to foreign withholding taxes on income or gains from certain foreign securities. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. This is because the Fund is required to include the foreign taxes passed through to you as additional dividend income. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.

The use of qualified dividends may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments on distributions.   Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

PFIC securities.   The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. If the Fund is unable to identify an investment as a PFIC security and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the sale of the PFIC shares even if such income is distributed to you as a taxable dividend. Additional charges in the nature of interest may be imposed on the Fund on any deferred taxes arising from such income or gains.

The Fund's designation of a foreign security as a PFIC security will cause the income dividends of any designated securities to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

Information on the amount and tax character of distributions   The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends reported by the Fund to shareholders, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. Such characterization will not result in more income being reported to you, but rather will allow the Fund to report dividends in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, the Fund may report and distribute to you:

  as an ordinary income, qualified dividend, or capital gain dividend (a distribution of net long-term capital gains) if you are a U.S. investor, or as an interest-related, short-term capital gain, or capital gain dividend if you are a non-U.S. investor,

a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund.

The Fund may at times find it necessary to reclassify income after it issues your tax reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as the Fund from ascertaining with certainty until after the calendar year end the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, Franklin Templeton Investments makes every effort to identify reclassifications of income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected tax reporting statement to reflect reclassified information. If you receive a corrected tax reporting statement, use the information on this statement, and not the information on your original statement, in completing your tax returns.

Avoid "buying a dividend"   At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This tax treatment is required even if you reinvest your distributions in additional Fund shares. Buying shares in the Fund just before it declares an income dividend or capital gain distribution is sometimes known as “buying a dividend.” For example, if you buy 500 shares in a fund on December 10th at the fund's net asset value (NAV) of $10 per share, and the fund makes a distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share.

Election to be taxed as a regulated investment company   The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the requirements described below.

Distribution requirement.   The Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

Income requirement.   The Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

Asset diversification test.   The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company, subject to savings provisions for certain qualification failures, which, in general, are limited to those due to reasonable cause and not willful neglect, would thus have a negative impact on the Fund’s income and performance. In that case, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital loss carryovers   The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.

Excise tax distribution requirements

Required distributions.   To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

  98% of its taxable ordinary income earned during the calendar year;
  98.2% of its capital gain net income earned during the 12-month period ending October 31; and
  100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Tax reporting for income and excise tax years.   Because the periods for measuring a regulated investment company’s income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if the Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund’s fiscal year, it will likely have insufficient earnings and profits for its taxable year to support its required excise tax distribution. For taxable years of the Fund beginning after December 22, 2010, the Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions.

A "qualified late year loss" includes: (i) any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (post-October losses), and (ii) the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year. The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence. Special rules apply to a Fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes. For taxable years of the Fund beginning on or before December 22, 2010, the Fund may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Because these rules are not entirely clear, the Fund may be required to interpret the "qualified late-year loss" and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund’s reporting of income and its allocation between different taxable and excise tax years may be challenged by the Internal Revenue Service (IRS), possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.

Sales of Fund shares   Sales and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, you are required to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Under current law, shares held one year or less are short-term and shares held more than one year are long-term.

Sales at a loss within six months of purchase.   Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash sales.   All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Cost basis reporting   Beginning in calendar year 2012, the Fund is required to report the cost basis of Fund shares sold or exchanged to you and the Internal Revenue Service (IRS) annually. The cost basis of Fund shares acquired by purchase will generally be based on the amount paid for the shares, including any front-end sales charges, and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Fund sales generally determines the amount of the capital gain or loss realized on the sale or exchange of Fund shares. Capital gains and losses on the sale or exchange of Fund shares are generally taxable transactions for federal and state income tax purposes.

Shares acquired on or after January 1, 2012.   Cost basis reporting is generally required for Fund shares that are acquired by purchase, gift, inheritance or other transfer on or after January 1, 2012 (referred to as “covered shares”), and sold or exchanged on or after that date. Cost basis reporting does not apply to sales or exchanges of shares acquired before January 1, 2012, or to shares held in money market funds and tax-deferred accounts, such as individual retirement accounts and qualified retirement plans.

Cost basis methods.   Treasury regulations permit the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are treated as sold or exchanged when there are multiple purchases at different prices and the entire position is not sold at one time.

The Fund’s default method is the average cost method. Under the average cost method, the cost basis of your Fund shares will be determined by averaging the cost basis of all outstanding shares. The holding period for determining whether gains and losses are short-term or long-term is based on the first-in-first-out method (FIFO) which treats the earliest shares acquired as those first sold or exchanged.

If you wish to select a different cost basis method, or choose to specifically identify your shares at the time of each sale or exchange, you must contact the Fund. However, once a shareholder has sold or exchanged covered shares from the shareholder’s account, a change by the shareholder from the average cost method to another permitted method will only apply prospectively to shares acquired after the date of the method change.

Under the specific identification method, Treasury regulations require that you adequately identify the tax lots of Fund shares to be sold, exchanged or transferred at the time of each transaction. An adequate identification is made by providing the dates that the shares were originally acquired and the number of shares to be sold, exchanged or transferred from each applicable tax lot. Alternatively, an adequate identification of shares may be made with a standing order of instruction on your account. If you do not provide an adequate identification the Fund is required to use the FIFO method with any shares with an unknown acquisition date treated as sold or exchanged first.

The Fund does not recommend any particular cost basis method and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax or financial advisor to determine which method is best for you and then notify the Fund if you intend to use a method other than average cost.

If your account is held by your financial advisor or other broker-dealer, that firm may select a different cost basis default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account.

Shares acquired before January 1, 2012.   Cost basis reporting is not generally required for Fund shares that were acquired by purchase, gift, inheritance or other transfer prior to January 1, 2012 (referred to as “noncovered shares”), regardless of when they are sold or exchanged. As a service to shareholders, the Fund presently intends to continue to provide shareholders cost basis information for eligible accounts for shares acquired prior to January 1, 2012. Consistent with prior years, this information will not be reported to the IRS or any state taxing authority.

Shareholders that use the average cost method for shares acquired before January 1, 2012 must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election cannot be made by notifying the Fund.

Important limitations regarding cost basis information.   The Fund will report the cost basis of your Fund shares by taking into account all of the applicable adjustments required by the Code for purposes of reporting cost basis information to shareholders and the IRS annually. However the Fund is not required, and in many cases the Fund does not possess the information, to take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund, whether this information is provided with respect to covered or noncovered shares, and make any additional basis, holding period or other adjustments that are required by the Code when reporting these amounts on their federal and state income tax returns. Shareholders remain solely responsible for complying with all federal and state income tax laws when filing their income tax returns.

Additional information about cost basis reporting.   For additional information about cost basis reporting, including the methods and elections available to you, please contact Franklin Templeton Investments at (800) DIAL BEN/342-5236. Additional information is also available on franklintempleton.com/costbasis.

Tax certification and backup withholding   Tax laws require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, you may be subject to federal backup withholding at 28%, and state backup withholding may also apply, on a portion of your taxable distributions and sales proceeds unless you:

  provide your correct Social Security or taxpayer identification number, certify that this number is correct,
  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any taxable distributions.

U.S. government securities   The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified dividends   For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (0% for individuals in the 10% and 15% federal rate brackets).

Dividends earned on the following income sources will qualify for this treatment:

  dividends paid by domestic corporations, and
  dividends paid by qualified foreign corporations, including:
    corporations incorporated in a possession of the U.S.,
    corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and corporations whose stock is readily tradable on an established securities market in the United States.

Dividends from corporations exempt from tax, passive foreign investment companies (PFICs), and dividends paid from interest earned by the Fund on debt securities generally will not qualify for this favorable tax treatment.

Both the Fund and you must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, you must hold your Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

Each year the Fund will report to shareholders the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund’s income is from qualified sources, it will be allowed to report 100% of its ordinary income distributions as qualified dividend income. This rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

Sunsetting of provisions.   The special provisions dealing with qualified dividend income are scheduled to sunset for taxable years of the Fund beginning after December 31, 2012, unless extended or made permanent before that date. The reduced rates of taxation of long-term capital gains are scheduled to sunset on December 31, 2012. If these reduced rates do sunset, the rules on taxation of capital gains that were in effect prior to the adoption of these reduced rates, including provisions for the taxation of five-year gains, will again be effective for 2013 and later years.

Dividends-received deduction for corporations   For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because most of the income of the Fund is derived from investments in foreign rather than domestic securities, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction. You may be allowed to deduct these qualified dividends, if any, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income. If the portion of income qualifying for this deduction is quite small, the Fund reserves the right to not report to shareholders these dividends as qualifying for the corporate dividends-received deduction.

Investment in complex securities   The Fund may invest in complex securities that could require it to adjust the amount, timing or tax character (ordinary or capital) of the income, gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and tax character of the Fund’s income and gains distributed to you.

In general.   Gain or loss recognized by the Fund on the sale or other disposition of its portfolio investments will generally be capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Portfolio investments held for more than one year generally will be eligible for long-term capital gain or loss treatment.

Derivatives.   The Fund may invest in certain derivative contracts, including some or all of the following types of investments: options on securities and securities indices; financial and futures contracts; options on financial or futures contracts and stock index futures; foreign currency contracts, and forward and futures contracts on foreign currencies. If it makes any of these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term capital gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts) and to realize and distribute any resulting income and gains.

Short selling.   The Fund may enter into short sales, including "short sales against the box." The Fund's entry into a short sale transaction could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

Securities lending transactions.   The Fund obtains additional income by lending its securities, typically to brokers. All amounts that are paid to the Fund in a securities lending transaction, including substitute dividend and interest payments, are treated as a "fee" for the temporary use of property. As a result, any substitute dividend payments received by the Fund are neither qualified dividend income eligible for taxation at reduced long-term capital gain rates in the case of individual shareholders nor eligible for the corporate dividends received deduction in the case of corporate shareholders. Similarly, any substitute interest payments will not be qualified interest income exempt from U.S. withholding tax at source in the case of non-U.S. investors.

Tax straddles.   If the Fund invests in any or all of the derivative contracts described in the paragraphs above, if it actively trades stock or otherwise acquires a position with respect to substantially similar or related property in connection with certain hedging transactions, or if it engages in spread, straddle or collar transactions, it could be deemed to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds offsetting securities, including securities in a spread, collar, straddle or similar type of transaction, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

Synthetic convertible securities.   The Fund is permitted to invest in synthetic convertible securities, which are comprised of two distinct security components, for example, a nonconvertible fixed income security and warrants or stock or stock index call options. When combined, these investments achieve the same economic effect as an investment in a traditional convertible security: a desired income stream and the right to acquire shares of the underlying equity security. Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of these securities could differ from those of an investment in a traditional convertible security.

Structured investments.   The Fund may be permitted to invest in instruments that are designed to restructure the investment characteristics of particular groups of securities. For example, the Fund may be permitted to invest in structured notes that are designed to give the holder a specific portion of the principal or interest payments that would otherwise be payable in the case of a traditional debt security. The Fund may be permitted to invest in a security that is backed by an interest in an underlying group of securities, or is accompanied by a put or other feature that adjusts the burdens and benefits of ownership of the security. If the Fund is permitted to invest in these securities and does so, it could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.

Certain fixed-income investments.   Gain recognized on the disposition of a debt obligation purchased by the Fund with market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation, unless the Fund made an election to accrue market discount into income currently. Fund distributions of accrued market discount, including any current inclusions, are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore an investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default.   The Fund may also hold obligations that are at risk of or in default. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Investment in taxable mortgage pools (excess inclusion income)   Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is not anticipated that these rules will apply to a fund that does not invest in any U.S. REITs.

State income taxes   Some state tax codes adopt the Internal Revenue Code (IRC) through a certain date. As a result, such conforming states may not have adopted the version of the IRC that contains either the Regulated Investment Company Modernization Act of 2010, or other federal tax laws enacted after the applicable conformity date. Other states may have adopted an income or other basis of tax that differs from the IRC. The California Revenue and Taxation Code currently conforms, with certain modifications, to the IRC as of January 1, 2009, and to the Regulated Investment Company Modernization Act of 2010.

The information furnished by the Fund to shareholders and the IRS annually with respect to the amount and character of dividends paid, cost basis information with respect to shares redeemed or exchanged, and records maintained by the Fund with respect to the cost basis of Fund shares, will be prepared on the basis of current federal income tax law to comply with the information reporting requirements of the Code, and not on the basis of the law of any state in which a shareholder is resident or otherwise subject to tax. Under the current California Revenue and Taxation Code, certain funds are required to report federal tax information to the California Franchise Tax Board annually.

Accordingly, the amount and character of income, gain or loss realized by a shareholder with respect to his or her investment in Fund shares for state income tax purposes may differ from that for federal income tax purposes. Franklin Templeton Investments provides tax information on franklintempleton.com (under the Tax Center) regarding tax-exempt income by jurisdiction and U.S. government interest to assist shareholders with the preparation of their state income tax returns. Shareholders are solely responsible for determining the amount and character of income, gain or loss to report on their federal, state and local income tax returns each year as a result of their purchase, holding and sale of Fund shares.

Non-U.S. investors   Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements.

In general.   The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source dividends. An exemption from this withholding tax is provided for capital gain dividends paid by the Fund from its net long-term capital gains. An exemption from withholding is also provided for short-term capital gain dividends and interest-related dividends as described below, to the extent that these gains and dividends are paid with respect to taxable years of the Fund ending on or before December 31, 2011 (sunset date). However, notwithstanding such exemptions from U.S. withholding at source, any taxable distributions and proceeds from the sale of your Fund shares will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain distributions and short-term capital gain dividends.   Dividends reported by the Fund to shareholders as either (i) a distribution from net long-term capital gains (a capital gain dividend), or (ii) a distribution from net short-term capital gains (a short-term capital gain dividend) paid out of income earned within the Fund prior to the sunset date described above, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends.   Interest-related dividends reported by the Fund to shareholders as paid from qualified net interest income earned prior to the sunset date described above are not subject to U.S. withholding tax. The Fund's qualified net interest income equals its qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: i) bank deposit interest, ii) short-term original issue discount, iii) portfolio interest, and iv) any interest-related dividend passed through from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the amount reported is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Limitations on tax reporting for interest-related dividends and short-term capital gains dividends for non-U.S. investors.   It may not be practical in every case for the Fund to report to shareholders, and the Fund reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related or short-term capital gain dividends may not, in turn, be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. When the Fund has reported interest-related or short-term capital gain dividends, this information will be available online at franklintempleton.com, under the Fund’s Tax Information, or through a Customer Service Representative at Franklin Templeton Investments at (800) DIAL BEN/342-5236. If you are a shareholder of an institutional fund, you may obtain this information by calling Institutional Services at (800) 321-8563, or through a Customer Service Representative at Franklin Templeton Investments at (800) DIAL BEN/342-5236.

Effectively connected income.   Income dividends paid by the Fund to non-U.S. investors on portfolio investments are generally subject to U.S. withholding tax at 30% or a lower treaty rate. However, if you hold your Fund shares in connection with a U.S. trade or business, your income and gains may be considered effectively connected income and taxed in the U.S. on a net basis at graduated income tax rates in which case you may be required to file a nonresident U.S. income tax return.

U.S. estate tax.   The U.S. federal estate tax has been reinstated. An individual who is a non-U.S. investor will be subject to U.S. federal estate tax on all or a portion of the value of Fund shares owned at the time of death, unless a treaty exemption applies between the country of residence of the non-U.S. investor and the U.S. Even if a treaty exemption is available, a decedent’s estate may nevertheless be required to file a U.S. estate tax return to claim the exemption, as well as to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released, and is required before the Fund can release a nonresident alien decedent’s investment in the Fund to his or her estate. For estates with U.S. situs assets of not more than $60,000 (there is a statutory estate tax credit for this amount of property), the Fund may accept, in lieu of a federal transfer certificate, an affidavit from the executor of the estate or other authorized individual evidencing that the U.S. situs assets (excluding any exempt assets as noted below) are at or below this threshold amount. Transfers by gift of shares of the Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between the country of residence of the non-U.S. investor and the U.S. may be different from the consequences described above. Non-U.S. investors should consult with their tax advisors on the estate tax consequences of an investment in the Fund.

For estates of decedents dying before January 1, 2012, the Code also provides for a partial exemption from U.S. estate tax for Fund shares held by an estate of a nonresident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent’s death that are treated as qualifying assets. In general, qualifying assets include U.S. bank deposits, U.S. debt obligations that pay portfolio interest and other property not within the United States.

Sunsetting of provisions.   The provisions dealing with interest-related dividends and short-term capital gain dividends that are discussed above are scheduled to sunset with respect to taxable years of the Fund ending on December 31, 2011 (calendar year Funds) or in 2012 (fiscal year Funds). The provisions creating a partial exemption from U.S. estate tax are scheduled to sunset on December 31, 2011. Unless these rules are extended, or made permanent, non-U.S. investors will again be subject to nonresident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive, and will no longer be eligible for a reduction in their U.S. estate tax.

Tax certification and backup withholding as applied to non-U.S. investors.   Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%), and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

Investment in U.S. real property.   The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. real estate investment trusts (REITs). The sale of a U.S. real property interest (USRPI) by the Fund or by a U.S. REIT or U.S. real property holding corporation (USRPHC) in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders. A USRPHC is a U.S. corporation that invests more than 50% of its assets in U.S. real estate.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. A Fund’s investment in USRPI, including U.S. REITs, may trigger FIRPTA gain to the Fund’s non-U.S. investors on certain distributions from the Fund and on the sale or exchange of Fund shares.

Under a look-through rule, the Code treats distributions by a regulated investment company (RIC) received from a U.S. REIT or another RIC classified as a USRPHC or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S.-REIT or RIC that is classified as a qualified investment entity) as FIRPTA gain if all of the following requirements are met:

  The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution attributable directly or indirectly to a sale or exchange of a USRPI if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and USRPHC, and
  You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (or, to the extent provided in future regulations, 20% in the case of taxable years beginning after December 31, 2010), and requiring that you file a nonresident U.S. income tax return. Even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

These rules apply to dividends paid by a Fund before January 1, 2012 (unless such sunset date is extended or made permanent), except that after such sunset date, Fund distributions from a U.S.-REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Additionally, if the Fund is a USRPHC and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a non-U.S. investor that owns more than 5% of a class of Fund shares would be taxed as income “effectively connected with a U.S. trade or business.” The Fund will be a USRPHC if, in general, 50% or more of the fair market value of its assets consists of USRPI. For purposes of determining whether the Fund is a USRPHC, shares of U.S. REITs controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded USRPHCs are not considered USRPI. After December 31, 2011 (unless such sunset date is extended or made permanent), a more than 5% non-U.S. shareholder of the Fund may no longer rely on the fact that the Fund is domestically controlled in order to exclude gain on the sale or exchange of Fund shares if the Fund is otherwise considered a USRPHC.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, it expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions should be subject to FIRPTA reporting and tax withholding.

Other Tax Information   This discussion of “Distributions and Taxes” is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in the Fund. You should consult your tax advisor regarding your particular circumstances before making an investment in the Fund, or about the federal, state, local and foreign tax consequences of your investment in the Fund.

Organization, Voting Rights and Principal Holders

Each Fund is a diversified series of Templeton Institutional Funds, an open-end management investment company, commonly called a mutual fund. The Trust was originally organized as a Maryland corporation on July 6, 1990, converted to a Delaware statutory trust effective March 31, 2008, and is registered with the SEC. Certain funds in Franklin Templeton Investments offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Funds, including Foreign Equity Series - Primary and Service Shares, are considered Advisor Class shares for redemption, exchange and other purposes.

The Foreign Equity Series currently offers two classes of shares, Primary Shares and Service Shares. The Fund may offer additional classes of shares in the future. The full title of each class is:

  Foreign Equity Series - Primary Shares
  Foreign Equity Series - Service Shares

Shares of each class of the Foreign Equity Series represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

As of April 2, 2012, the principal shareholders of the Funds, beneficial or of record, were:

Name and Address	Percentage (%)
Emerging Markets Series
Phoenix Investment Trust Oprah Winfrey TRSTE 110 N. Carpenter St. Chicago, IL 60607-2104	7.57
Foreign Equity - Service Shares
PIMS Prudential Retirement As Nominee for the TTEE Union Bank 401K Plan 400 California Street 10th Floor San Francisco, CA 94104	66.65
Smaller Companies Series
SEI Private Trust Company C/O BMO Harris Bank NA 1 Freedom Valley Dr. Oaks, PA 19456-9989	7.88
Wells Fargo Bank NA FBO McCormick Pension P.O. Box 1533 Minneapolis, MN 55480	5.48
Global Equity Series
Wells Fargo Bank NA FBO Carilion Clinic Ret Plan P.O. Box 1533 Minneapolis, MN 55480-1533	10.17

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of April 2, 2012, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.

Buying and Selling Shares

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Sub-transfer agency fees   Service Shares may pay up to 0.15% to sponsors or consultants for sub-transfer agency services that they provide to certain investment plans.

Investment by asset allocators   The Fund permits investment in the Fund by asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. In such circumstances, the Fund may nevertheless restrict or reject trading activity by Asset Allocators in accordance with the Frequent Trading Policy of the Fund as set forth in the Fund’s Prospectus. Neither the Fund, nor its investment manager nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

Dealer and financial intermediary compensation   Distributors and/or its non-fund affiliates may make the following additional payments to securities dealers that sell shares of Franklin Templeton funds:

Marketing support payments.   Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments. In the case of any one dealer, marketing support payments will not exceed the sum of 0.08% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.

Distributors may also make marketing support payments to financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton funds, directly or indirectly, to certain Employer Sponsored Retirement Plans that have retained such financial intermediaries as plan service providers. Payments may be made on account of activities that may include, but are not limited to, one or more of the following: business planning assistance for financial intermediary personnel, educating financial intermediary personnel about the Franklin Templeton funds, access to sales meetings, sales representatives, wholesalers, and management representatives of the financial intermediary, and detailed sales reporting. A financial intermediary may perform the services itself or may arrange with a third party to perform the services. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton equity or fixed income mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis. Distributors will, on an annual basis, determine whether to continue such payments. Any current year sales to, or assets held on behalf of, Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to this paragraph will be excluded from the calculation of marketing support payments pursuant to the preceding paragraph.

Marketing support payments may be in addition to any servicing and other fees paid by Investor Services, as described further below and under “Shareholder servicing and transfer agent” above.

As noted below, Distributors may provide additional compensation to dealers and financial intermediaries, including dealers and financial intermediaries not listed below, related to transaction support and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds.

The following list includes FINRA member firms (or, in some instances, their respective affiliates) that Distributors anticipates will receive marketing support payments as of March 31, 2012. In addition to member firms of FINRA, Distributors also makes marketing support payments, and Distributors' non-fund affiliates may make administrative services payments, to certain other financial intermediaries, such as banks, insurance companies, and plan administrators, that sell fund shares or provide services to Franklin Templeton funds and shareholders. These firms may not be included in this list. You should ask your financial intermediary if it receives such payments.

ADP Retirement Services, American Portfolios Financial Services, Inc., American United Life Insurance Company, Ameriprise Financial Services, Inc., Ascensus, Inc., AXA Advisors, LLC, BBVA Compass Investment Solutions, Inc., Benjamin F. Edwards & Company, Inc., Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Chase Investment Services Corp., Citigroup Global Markets Inc., Commonwealth Financial Network, CPI Qualified Plan Consultants, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Daily Access Corporation, Diversified Investment Advisors, Edward Jones, ExpertPlan, Inc., Fidelity Investments Institutional Services Company, Inc., Fifth Third Securities, Inc., Financial Network Investment Corporation, First Command Financial Planning, Inc., FSC Securities Corporation, Goldman, Sachs & Co., Great-West Retirement Services, Hartford, IFC Holdings, Inc. D/B/A INVEST Financial Corporation, ING Financial Partners, Inc., ING Institutional Plan Services LLP, Investment Centers of America, Inc., J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott LLC, John Hancock Distributors LLC, Legend Equities Corporation, Lincoln Financial Advisors Corporation, Lincoln Financial Securities Corporation, Lincoln Investment Planning, Inc., Lincoln Retirement Services Company LLC, LPL Financial Corporation, M&T Securities Inc., Massachusetts Mutual Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Stanley Smith Barney LLC, Multi-Financial Securities Corporation, National Planning Corporation, New York Life Retirement Plan Services, Newport Retirement Services, Inc., Northwestern Mutual Investment Services, LLC, PFS Investments, Inc., PNC Investments, LLC, PrimeVest Financial Services, Inc., Principal Financial Group, Putnam Investor Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets Corporation, Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., SagePoint Financial, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Sorrento Pacific Financial, LLC, Stifel, Nicolaus & Company, Incorporated, SunTrust Banks Inc., SunTrust Investment Services, Inc., TD Ameritrade Trust Company, TFS Securities, Inc., The Huntington Investment Company, The Investment Center, Inc., TIAA-CREF Individual & Institutional Services, LLC, Transamerica Advisors Life Insurance Company, UBS Financial Services, Inc., UBS Global Asset Management (US) Inc., UnionBanc Investment Services, LLC, U.S. Bancorp Investments, Inc., USI Consulting Group, and Wells Fargo Advisors, LLC.

Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

Transaction support payments.   The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one-time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

Other payments.   From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.

In addition, Investor Services may make payments to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

Exchange privilege   If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

Redemptions in kind   The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Share certificates   We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

General information   If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Using good faith efforts, the investment manager attempts to identify class action litigation settlements and regulatory or governmental recovery funds involving securities presently or formerly held by the Fund or issuers of such securities or related parties (Claims) in which the Fund may be eligible to participate. When such Claims are identified, the investment manager will cause the Fund to file proofs of claim. Currently, such Claim opportunities predominate in the U.S. and in Canada; the investment manager’s efforts are therefore focused on Claim opportunities in those jurisdictions. The investment manager may learn of such class action lawsuit or victim fund recovery opportunities in jurisdictions outside of North America (Foreign Actions), in which case the investment manager has complete discretion to determine, on a case-by-case basis, whether to cause the Fund to file proofs of claim in such Foreign Actions. In addition, the investment manager may participate in bankruptcy proceedings relating to securities held by the Fund and join creditors’ committees on behalf of the Fund.

Further, the investment manager may on occasion initiate and/or recommend, and the board of trustees of the Fund may approve, pursuit of separate litigation against an issuer or related parties in connection with securities presently or formerly held by the Fund (whether by opting out of an existing class action lawsuit or otherwise).

The Underwriter

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's shares.

Performance

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Average annual total return before taxes   Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Average annual total return after taxes on distributions   Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (pre-liquidation).

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

Average annual total return after taxes on distributions and sale of fund shares   Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (post-liquidation).

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption

Cumulative total return   Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.

Volatility   Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other performance quotations   Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

Miscellaneous Information

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 2 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has, as of March 31, 2012, over $725 billion in assets under management for more than 4 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 111 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

Description of Ratings

Corporate Obligation Ratings

Moody's

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P®

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

TEMPLETON INSTITUTIONAL FUNDS

 File Nos. 33-35779 and 811-06135

PART C

OTHER INFORMATION

Item 28.    Exhibits

The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted:

(a) Agreement and Declaration of Trust

(i)	Agreement and Declaration of Trust of Templeton Institutional Trust, a Delaware statutory trust, dated October 18, 2006[5]

(ii)	Certificate of Trust of Templeton Institutional Trust, a Delaware statutory trust, dated October 18, 2006[5]

(iii)	Certificate of Amendment of Agreement and Declaration of Trust dated December 5, 2006[5]

(iv)	Certificate of Amendment of Certificate of Trust dated December 5, 2006[5]

(v)	Certificate of Amendment of Agreement and Declaration of Trust dated October 21, 2008[6]

(b) By-laws

(i)	By-Laws of Templeton Institutional Trust, a Delaware statutory trust, dated October 18, 2006[5]

(ii)	Certificate of Amendment of By-Laws dated December 5, 2006[5]

(c) Instrument Defining Rights of Security Holders

(i) Agreement and Declaration of Trust

(a) Article III, Shares

(b) Article V, Shareholders’ Voting Powers and Meetings

(c) Article VI, Net Asset Value, Distributions, Redemptions and Transfers

(d) Articles VIII, Certain Transactions – Section 4

(e) Articles X, Miscellaneous – Section 4

(ii) By-Laws

(a) Article II, Meetings of Shareholders

(b) Article VI, Records and Reports – Section 1, 2 and 3

(c) Article VII, General Matters: - Sections 3,4, 6, 7

(d) Articles VIII, Amendment – Section 1

(iii) Part B: Statement of Additional Information – Item 22

(d) Investment Advisory Contracts

(i)	Investment Management Agreement between the Registrant on behalf of Foreign Equity Series and Templeton Investment Counsel, LLC dated March 31, 2008[5]

(ii)	Investment Management Agreement between the Registrant on behalf of Emerging Markets Series and Templeton Asset Management Ltd. dated March 31, 2008[5]

(iii)	Investment Management Agreement between the Registrant on behalf of Foreign Smaller Companies Series and Templeton Investment Counsel, LLC dated March 31, 2008[5]

(iv)	Investment Management Agreement between the Registrant on behalf of Global Equity Series and Templeton Investment Counsel, LLC dated March 31, 2008[5]

(v)	Amendment dated May 1, 2011 to Investment Management Agreement between the Registrant on behalf of Emerging Markets Series and Templeton Asset Management Ltd.[7]

(e) Underwriting Contracts

(i)	Forms of Selling Agreements between Registrant, Franklin Templeton Distributors, Inc. and Securities Dealers dated May 1, 2010[7]

(ii)	Distribution Agreement between the Registrant on behalf of each series and Franklin Templeton Distributors, Inc. dated January 1, 2011[7]

(f) Bonus or Profit Sharing Contracts

Not Applicable

(g) Custody Agreements

(i)	Amended and Restated Custody Agreement dated February 21, 1997[3]

(ii)	Amendment dated March 2, 1998 to the Custody Agreement[2]

(iii)	Amendment No. 2 dated July 23, 1998 to the Custody Agreement[2]

(iv)	Amendment No. 3 dated May 1, 2001 to the Custody Agreement[4]

(v)	Amendment to Global Custody Agreement dated December 4, 2007[5]

(vi)	Assignment and Assumption to the Custody Agreement between the Registrant on behalf of each series and JPMorgan Chase Bank, N.A. dated March 31, 2008[5]

(h) Other Material Contracts

(i)	Amended and Restated Fund Administration Agreement between the Registrant on behalf of Emerging Markets Series and Franklin Templeton Services, LLC dated February 28, 2012

(ii)	Amended and Restated Fund Administration Agreement between the Registrant on behalf of Foreign Equity Series and Franklin Templeton Services, LLC dated February 28, 2012

(iii)	Amended and Restated Fund Administration Agreement between the Registrant on behalf of Foreign Smaller Companies Series and Franklin Templeton Services, LLC dated February 28, 2012

(iv)	Amended and Restated Fund Administration Agreement between the Registrant on behalf of Global Equity Series and Franklin Templeton Services, LLC dated February 28, 2012

(v)	Amended and Restated Transfer Agent and Shareholder Services Agreement between the Registrant on behalf of each series and Franklin Templeton Investor Services, LLC dated January 1, 2011[7]

(vi)	Special Servicing Agreement dated December 2, 2009 between the Registrant on behalf of Global Equity Series

(vii)	Amended Annex I dated March 1, 2011 to Special Servicing Agreement dated December 2, 2009

(viii)	Amended Annex II dated March 28, 2012 to Special Servicing Agreement dated December 2, 2009

(i) Legal Opinion

(i)	Form of Legal opinion and consent of counsel, Securities Act of 1933 with respect to TIF-DE and each of its series[5]

(j) Other Opinion

(i)	Consent of Independent Registered Public Accounting Firm

(k) Omitted Financial Statements

Not Applicable

(l) Initial Capital Agreements

(i)	Letter concerning initial capital[1]

(m) Rule 12b-1 Plans

    Not Applicable

(n) Rule 18f-3 Plan

(i)	Multiple Class Plan – Foreign Equity Series – Service Shares dated March 31, 2008[5]

(p) Code of Ethics

(i)	Code of Ethics dated April 2012

(q) Power of Attorney

(i)	Power of Attorney dated December 2, 2010[7]

(ii)	Power of Attorney dated April 30, 2012

1.	Previously filed with Post-Effective Amendment No. 9 to the Registration Statement on April 28, 1996.
2.	Previously filed with Post-Effective Amendment No. 14 to the Registration Statement on March 2, 1999.
3.	Previously filed with Post-Effective Amendment No. 17 to the Registration Statement on April 27, 2001.
4.	Previously filed with Post-Effective Amendment No. 18 to the Registration Statement on April 29, 2002.
5.	Previously filed with Post-Effective Amendment No. 27 to the Registration Statement on March 28, 2008.
6.	Previously filed with Post-Effective Amendment No. 28 to the Registration Statement on April 28, 2009.
7.	Previously filed with Post-Effective Amendment No. 30 to the Registration Statement on April 28, 2011

Item 29.    Persons Controlled by or Under Common Control with Registrant

      None

Item 30.    Indemnification.

The Agreement and Declaration of Trust (the "Declaration") provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the "Delaware Act"), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, or is threatened to be made a party to any Proceeding (as defined in the Declaration) because the person is or was an agent of such Trust. These persons shall be indemnified against any expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person’s conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of Investment Adviser

(a)            Templeton Asset Management Ltd.

Templeton Asset Management Ltd. (TAML) is an indirect, wholly owned subsidiary of Franklin Resources, Inc. (Resources). The officers of TAML also serve as officers for (1) Resources and/or (2) other investment companies in Franklin Templeton Investments.

For additional information please see Part B and Schedules A and D of Form ADV of TAML (SEC File 801-46997), incorporated herein by reference, which sets forth the officers and directors of TAML and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

(b)   Templeton Investment Counsel, LLC

Templeton Investment Counsel, LLC (Investment Counsel) is an indirect, wholly owned subsidiary of Resources. The officers of Investment Counsel also serve as officers for (1) Resources and/or (2) other investment companies in Franklin Templeton Investments.

For additional information please see Part B and Schedules A and D of Form ADV of Investment Counsel (SEC File 801-15125), incorporated herein by reference, which sets forth the officers and directors of Investment Counsel and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32.    Principal Underwriters

(a)   Franklin Templeton Distributors, Inc. (Distributors) also acts as principal underwriter of shares of:

Franklin California Tax Free Income Fund
Franklin California Tax Free Trust
Franklin Custodian Funds
Franklin Federal Tax-Free Income Fund
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin Mutual Recovery Fund
Franklin Mutual Series Funds
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Templeton Variable Insurance Products Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust

(b)         The information required with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

(c)  Not Applicable. Registrant’s principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 33.    Location of Accounts and Records

Certain accounts, books, and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules thereunder are located at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923. Other records are maintained at the offices of Franklin Templeton Investor Services, LLC, 100 Fountain Parkway, St. Petersburg, Florida 33716-1205 and 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

Item 34.    Management Services

      There are no management-related service contracts not discussed in Part A or Part B.

Item 35.    Undertakings.

      Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Fort Lauderdale and the State of Florida, on the 25th day of April, 2012.

TEMPLETON INSTITUTIONAL FUNDS

 (Registrant)

By:   /s/ROBERT C. ROSSELOT

Robert C. Rosselot, Vice President and                                        Secretary

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

GARY P. MOTYL	President and	April 25, 2012
Gary P. Motyl*	Chief Executive Officer - Investment Management

LAURA F. FERGERSON	Chief Executive	April 25, 2012
Laura F. Fergerson*	Officer – Finance and Administration

MARK H. OTANI
Mark H. Otani*	Chief Financial Officer and Chief	April 25, 2012
Accounting Officer
HARRIS J. ASHTON
Harris J. Ashton*	Trustee	April 25, 2012
ANN TORRE BATES
Ann Torre Bates*	Trustee	April 25, 2012

FRANK J. CROTHERS
Frank J. Crothers*	Trustee	April 25, 2012

EDITH E. HOLIDAY
Edith E. Holiday*	Trustee	April 25, 2012

CHARLES B. JOHNSON
Charles B. Johnson*	Trustee	April 25, 2012

GREGORY E. JOHNSON
Gregory E. Johnson*	Trustee	April 25, 2012

J. MICHAEL LUTTIG
J. Michael Luttig*	Trustee	April 25, 2012

DAVID W. NIEMIEC
David W. Niemiec*	Trustee	April 25, 2012

FRANK A. OLSON
Frank A. Olson*	Trustee	April 25, 2012

LARRY D. THOMPSON
Larry D. Thompson*	Trustee	April 25, 2012

CONSTANTINE D. TSERETOPOULOS
Constantine D. Tseretopoulos*	Trustee	April 25, 2012

ROBERT E. WADE
Robert E. Wade*	Trustee	April 25, 2012

*By:  /s/ ROBERT C. ROSSELOT

      Robert C. Rosselot

      Attorney-in-Fact

      (Pursuant to Power of Attorney

 Previously filed herewith)

TEMPLETON INSTITUTIONAL FUNDS

REGISTRATION STATEMENT

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION

EX-99(a)(i)	Agreement and Declaration of Trust dated October 18, 2006 of Templeton Institutional Trust, a Delaware statutory trust	*
EX-99(a)(ii)	Certificate of Trust of Templeton Institutional Trust, a Delaware statutory trust dated October 18, 2006	*
EX-99(a)(iii)	Certificate of Amendment of Agreement and Declaration of Trust dated December 5, 2006	*
EX-99(a)(iv)	Certificate of Amendment of Certificate of Trust dated December 5, 2006	*
EX-99(a)(v)	Certificate of Amendment of Agreement and Declaration of Trust dated October 21, 2008	*
EX-99(b)(i)	By-Laws of Templeton Institutional Trust, a Delaware statutory trust dated October 18, 2006	*
EX-99(b)(ii)	Certificate of Amendment of By-Laws dated December 5, 2006	*
EX-99(d)(i)	Investment Management Agreement between the Registrant on behalf of Foreign Equity Series and Templeton Investment Counsel, LLC dated March 31, 2008	*
EX-99(d)(ii)	Investment Management Agreement between the Registrant on behalf of Emerging Markets Series and Templeton Asset Management Ltd. dated March 31, 2008	*
EX-99(d)(iii)	Investment Management Agreement between the Registrant on behalf of Foreign Smaller Companies Series and Templeton Investment Counsel, LLC dated March 31, 2008	*
EX-99(d)(iv)	Investment Management Agreement between the Registrant on behalf of Global Equity Series and Templeton Investment Counsel, LLC dated March 31, 2008	*
EX-99(d)(v)	Amendment dated May 1, 2011 to Investment Management Agreement between the Registrant on behalf of Emerging Markets Series and Templeton Asset Management Ltd.	*
EX-99(e)(i)	Forms of Selling Agreements between Registrant, Franklin Templeton Distributors, Inc., and Securities Dealers dated May 1, 2010	*
EX-99(e)(ii)	Distribution Agreement between the Registrant on behalf of each series and Franklin Templeton Distributors, Inc. dated January 1, 2011	*
EX-99(g)(i)	Amended and Restated Custody Agreement dated February 21, 1997	*
EX-99(g)(ii)	Amendment dated March 2, 1998 to the Custody Agreement	*
EX-99(g)(iii)	Amendment No. 2 dated July 23, 1998 to the Custody Agreement	*
EX-99(g)(iv)	Amendment No. 3 dated May 1, 2001 to the Custody Agreement	*
EX-99(g)(v)	Amendment to the Global Custody Agreement dated December 4, 2007	*
EX-99(g)(vi)	Assignment and Assumption Agreement to the Custody Agreement between the Registrant on behalf of each series and JPMorgan Chase bank, N.A. dated March 31, 2008	*
EX-99(h)(i)	Amended and Restated Fund Administration Agreement between the Registrant on behalf of Emerging Markets Series and Franklin Templeton Services, LLC dated February 28, 2012	Attached
EX-99(h)(ii)	Amended and Restated Fund Administration Agreement between the Registrant on behalf of Foreign Equity Series and Franklin Templeton Services, LLC dated February 28, 2012	Attached
EX-99(h)(iii)	Amended and Restated Fund Administration Agreement between the Registrant on behalf of Foreign Smaller Companies Series and Franklin Templeton Services, LLC dated February 28, 2012	Attached
EX-99(h)(iv)	Amended and Restated Fund Administration Agreement between the Registrant on behalf of Global Equity Series and Franklin Templeton Services, LLC dated February 28, 2012	Attached
EX-99(h)(v)	Amended and Restated Transfer Agent and Shareholder Services Agreement between the Registrant on behalf of each series and Franklin Templeton Investor Services, LLC dated January 1, 2011	*
EX-99 (h)(vi)	Special Servicing Agreement dated December 2, 2009 between the Registrant on behalf of Global Equity Series	Attached
EX-99 (h)(vii)	Amended Annex I dated March 1, 2011 to Special Servicing Agreement dated December 2, 2009	Attached
EX-99 (h)(viii)	Amended Annex II dated March 28, 2012 to Special Servicing Agreement dated December 2, 2009	Attached
EX-99(i)(i)	Form of Legal opinion and consent of counsel, Securities Act of 1933, with respect to TIF-DE and each of its series	*
EX-99(j)(i)	Consent of Independent Registered Public Accounting Firm	Attached
EX-99(l)(i)	Letter Concerning Initial Capital	*
EX-99(n)(i)	Multiple Class Plan – Foreign Equity Series – Service Shares dated March 31, 2008	*
EX-99(p)(i)	Code of Ethics dated April 2012	Attached
EX-99(q)(i)	Power of Attorney dated December 2, 2010	*
EX-99(q)(ii)	Power of Attorney dated April 30, 2012	Attached

* Incorporated by reference.